EXHIBIT 99.1


PROSPECTUS

                   [OIL SERVICE HOLDRS(SM) TRUST LOGO OMITTED]


                        1,000,000,000 Depositary Receipts
                           Oil Service HOLDRS(SM) Trust

     The Oil Service HOLDRS(SM) Trust issues Depositary Receipts called Oil Service HOLDRS(SM) representing your undivided beneficial ownership in the common stock of a group of specified companies that, among other things, provide drilling, well-site management and related products and services for the oil service industry. The Bank of New York is the trustee. You only may acquire, hold or transfer Oil Service HOLDRS in a round-lot amount of 100 Oil Service HOLDRS or round-lot multiples. Oil Service HOLDRS are separate from the underlying deposited common stocks that are represented by the Oil Service HOLDRS. For a list of the names and the number of shares of the companies that make up an Oil Service HOLDR, see "Highlights of Oil Service HOLDRS--The Oil Service HOLDRS" starting on page 9. The Oil Service HOLDRS trust will issue Oil Service HOLDRS on a continuous basis.

     Investing in Oil Service HOLDRS involves significant risks. See "Risk Factors" starting on page 4.

     Oil Service HOLDRS are neither interests in nor obligations of Merrill Lynch, Pierce, Fenner & Smith Incorporated. Oil Service HOLDRS are not interests in The Bank of New York, as trustee. Please see "Description of the Depositary Trust Agreement" in this prospectus for a more complete description of the duties and responsibilities of the trustee, including the obligation of the trustee to act without negligence or bad faith.

     The Oil Service HOLDRS are listed on the American Stock Exchange under the symbol "HHH." On October 20, 2004 the last reported sale price of the Oil Service HOLDRS on the American Stock Exchange was $82.64.

                                  -----------

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

                                  -----------

                  The date of this prospectus is Ocrober 25, 2004.

      "HOLDRS" and "HOLding Company Depositary ReceiptS" are service marks of Merrill Lynch & Co., Inc.


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                                TABLE OF CONTENTS

                                                                            Page

Summary........................................................................3
Risk Factors...................................................................4
Highlights of Oil Service HOLDRS...............................................9
The Trust.....................................................................19
Description of Oil Service HOLDRS.............................................19
Description of the Underlying Securities......................................20
Description of the Depositary Trust Agreement.................................22
United States Federal Income Tax Consequences.................................26
Erisa Considerations..........................................................30
Plan of Distribution..........................................................30
Legal Matters.................................................................31
Where You Can Find More Information...........................................32



     This prospectus contains information you should consider when making your investment decision. With respect to information about Oil Service HOLDRS, you should rely only on the information contained in this prospectus. We have not authorized any other person to provide you with different information. If anyone provides you with different or inconsistent information, you should not rely on it. We are not making an offer to sell Oil Service HOLDRS in any jurisdiction where the offer or sale is not permitted.

     The Oil Service HOLDRS are not registered for public sale outside of the United States. Non-U.S. receipt holders should refer to "United States Federal Income Tax Consequences--Non-U.S. receipt holders" and we recommend that non-U.S. receipt holders consult their tax advisors regarding U.S. withholding and other taxes which may apply to ownership of the Oil Service HOLDRS or of the underlying securities through an investment in the Oil Service HOLDRS.

                                     SUMMARY

     The Oil Service HOLDRS trust was formed under the depositary trust agreement, dated as of February 6, 2001 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Oil Service HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

     The trust currently holds shares of common stock issued by a group of specified companies that, at the time of the initial offering, among other things, provided drilling, well-site management and related products and services for the oil service industry. The number of shares of each company's common stock currently held by the trust with respect to each round-lot of Oil Service HOLDRS is specified under "Highlights of Oil Service HOLDRS--The Oil Service HOLDRS." This group of common stocks, and the securities of any company that may be added to the Oil Service HOLDRS, are collectively referred to in this prospectus as the underlying securities. There are currently 18 companies included in the Oil Service HOLDRS, which may change as a result of reconstitution events, distributions of securities by underlying issuers or other events. The Oil Service HOLDRS are separate from the underlying common stocks that are represented by the Oil Service HOLDRS. On October 22, 2004, there were 9,586,100 Oil Service HOLDRS outstanding.

                                  RISK FACTORS

     An investment in Oil Service HOLDRS involves risks similar to investing directly in each of the underlying securities outside of the Oil Service HOLDRS, including the risks associated with a concentrated investment in oil service companies.

General Risk Factors

o Loss of investment. Because the value of Oil Service HOLDRS directly relates to the value of the underlying securities, you may lose a substantial portion of your investment in the Oil Service HOLDRS if the underlying securities decline in value.

o Discount trading price. Oil Service HOLDRS may trade at a discount to the aggregate value of the underlying securities.

o Ownership of only fractional shares in the underlying securities. As a result of distributions of securities by companies included in the Oil Service HOLDRS or other corporate events, such as mergers, an Oil Service HOLDR may represent an interest in a fractional share of an underlying security. You will only be entitled to voting, distribution and other beneficial ownership rights in the underlying securities in which you own only fractional shares to the extent that the depositary aggregates your fractional shares with the other shares of such underlying securities and passes on beneficial ownership rights, including distribution and voting rights, to you based on your proportional, fractional shares in the underlying securities. In addition, if you surrender your Oil Service HOLDRS to receive the underlying securities you will receive cash in lieu of your fractional shares. You will not be entitled to any securities if your interest in an underlying security is only a fraction of a share.

o Not necessarily representative of the oil service industry. At the time of the initial offering, the companies included in the Oil Service HOLDRS were generally considered to be involved in various aspects of the oil service industry. However, the market price of the underlying securities and the Oil Service HOLDRS may not necessarily follow the price movements of the entire oil service industry generally. If the underlying securities decline in value, your investment in the Oil Service HOLDRS will decline in value, even if the common stock prices of the companies in the oil service industry generally increase in value. In addition, since the time of the initial offering, the companies included in Oil Service HOLDRS may not be involved in the oil service industry. In this case, the Oil Service HOLDRS may not consist of securities issued only by companies involved in the oil service industry.

o Not necessarily comprised of solely oil service companies. As a result of distributions of securities by companies included in the Oil Service HOLDRS or other corporate events, such as mergers, securities of companies that are not currently included in the Oil Service HOLDRS and that are not involved in the oil service industry may be included in the Oil Service HOLDRS. The securities of a new company will only be distributed from the Oil Service HOLDRS if the securities have a different Standard & Poor's Corporation sector classification than any of the underlying issuers included in the Oil Service HOLDRS at the time of the distribution or the corporate event or if the securities are not listed for trading on a U.S. national securities exchange or through Nasdaq National Market System. As of January 2, 2002, Standard & Poor's Corporation sector classifications are based upon the Standard & Poor's Global Industry Classification Standard ("GICS") sectors. As there are only 10 broadly defined GICS sectors, the use of GICS sectors to determine whether a new company will be included in the Oil Service HOLDRS provides no assurance that each new company included in the Oil Service HOLDRS will be involved in the oil services industry. Currently, the underlying securities included in the Oil Service HOLDRS are represented in the Energy GICS sector. As each Standard & Poor's GICS sector is defined so broadly, the securities of a new company could have the same GICS sector classification as a company currently included in the Oil Service HOLDRS, and yet not be involved in the oil service industry. In addition, the GICS sector classifications of securities included in the Oil Service HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or



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     both. Therefore, additional GICS sectors may be represented in the Oil
     Service HOLDRS, which may also result in the inclusion in the Oil Service HOLDRS of the securities of a new company that is not involved in the oil service industry.

o No investigation of underlying securities. The underlying securities initially included in the Oil Service HOLDRS were selected by Merrill Lynch, Pierce, Fenner & Smith Incorporated based on the market capitalization of the issuers and the market liquidity of common stocks in the oil service industry, without regard for the value, price performance, volatility or investment merit of the underlying securities. The Oil Service HOLDRS trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, and each of their respective affiliates, have not performed any investigation or review of the selected companies, including the public filings by the companies. Investors and market participants should not conclude that the inclusion of a company is any form of investment recommendation by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, or their respective affiliates.

o Loss of diversification. As a result of industry developments, reorganizations, or market fluctuations affecting issuers of the underlying securities, Oil Service HOLDRS may not necessarily continue to be a diversified investment in the oil service industry. In addition, reconstitution events, distribution of securities by an underlying issuer or other events, which may result in the distribution of securities from, or the inclusion of additional securities in, Oil Service HOLDRS may also reduce diversification. Oil Service HOLDRS may represent a concentrated investment in one or more of the underlying securities which would reduce investment diversification and increase your exposure to the risks of concentrated investments.

o Conflicting investment choices. In order to sell one or more of the underlying securities individually, participate in any form of stock repurchase program by an issuer of an underlying security or participate in a tender offer relating to one or more of the underlying securities, you will be required to cancel your Oil Service HOLDRS and receive delivery of each of the underlying securities. The cancellation of your Oil Service HOLDRS will allow you to sell the individual underlying securities or to deliver the individual underlying securities in a tender offer or any form of stock repurchase program. The cancellation of Oil Service HOLDRS will involve payment of a cancellation fee to the trustee.

o Trading halts. Trading in Oil Service HOLDRS on the American Stock Exchange may be halted if trading in one or more of the underlying securities is halted. Trading in Oil Service HOLDRS may be halted even if trading continues in some or all of the underlying securities. If trading is halted in the Oil Service HOLDRS, you will not be able to trade Oil Service HOLDRS and you will only be able to trade the underlying securities if you cancel your Oil Service HOLDRS and receive each of the underlying securities.

o Delisting from the American Stock Exchange. If the number of companies whose securities are held in the trust falls below nine, the American Stock Exchange may consider delisting the Oil Service HOLDRS. If the Oil Service HOLDRS are delisted by the American Stock Exchange, a termination event will result unless the Oil Service HOLDRS are listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Oil Service HOLDRS are delisted. There are currently 18 companies whose securities are included in the Oil Service HOLDRS.

o Possible conflicts of interest. Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, selected the underlying securities that were originally included in Oil Service HOLDRS and may face possible conflicts of interest as Merrill Lynch, Pierce, Fenner & Smith Incorporated and its affiliates may engage in investment banking or may provide other services for issuers of the underlying securities.


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


o Delays in distributions. The depositary trust agreement provides that the trustee will use its reasonable efforts to distribute any cash or other distributions paid in respect of the underlying securities to you as soon as practicable after receipt of such distribution. However, you may receive such cash or other distributions later than you would if you owned the underlying securities outside of the Oil Service HOLDRS. In addition, you will not be entitled to any interest on any distribution by reason of any delay in distribution by the depositary.

Risk Factors Specific to Companies Involved in the Oil Service Industry

o Downturns in the oil and gas industry have had, and may in the future have, a negative effect on the sales and profitability of oil service companies. Oil service companies depend upon the level of activity in oil and gas exploration and production for their revenues. Negative short-term and long-term trends in oil and gas prices affect the level of this activity. Factors that contribute to the volatility of oil and gas prices include the following:

     o    the ability of the Organization of Petroleum Exporting Countries
          (OPEC) to set and maintain production levels and pricing;

     o    the level of production in non-OPEC countries;

     o the demand for oil and gas, which is negatively impacted by economic downturns;

     o the policies of various governments regarding exploration and development of oil and gas reserves;

     o    advances in exploration and development technology; and

     o    the political environment of oil-producing regions.

     Market fluctuations, as well as general political and economic conditions such as recession, war or interest rate or currency rate fluctuations, may decrease the market price of oil service stocks. For example, the war in Iraq and related events may cause disruptions in the supply of oil, which may adversely affect the business of the companies included in the Oil Service HOLDRS. There can also be no assurance that any future terrorist attacks or other acts of war will not have a negative effect on the market price of oil service stocks. Similar declines in crude oil prices may adversely affect the business of the companies included in the Oil Service HOLDRS.

     As a result of fluctuations in the trading prices of the companies included in the Oil Service HOLDRS, the trading price of Oil Service HOLDRS has fluctuated significantly. The initial offering price of Oil Service HOLDRS, on approximately February 11, 2001, was $96.42, and during 2003, the price of an Oil Service HOLDR reached a high of $66.87 and a low of $51.93.

o The oil service industry is exposed to significant and numerous operating hazards. Oil service companies' operations are subject to hazards inherent in the oil and gas industry, such as fire, explosion, blowouts, loss of well control and oil spills. The occurrence of any of these events can cause personal injury or loss of life, damage to property, equipment, the environment and marine life, and delays to or suspension of operations. Operations also may be suspended because of machinery breakdowns, abnormal drilling conditions, failure of subcontractors to perform or supply goods or services and personnel shortages. In addition, oil service companies with offshore drilling operations are subject to perils peculiar to marine operations, including capsizing of drilling rigs or other equipment, grounding, collision and loss or damage from severe weather; and insurance and indemnification agreements may not provide complete protection against these losses.

o Oil service companies operate in a highly competitive and cyclical industry, with intense price competition. The oil service industry is highly competitive with numerous industry participants, none



                                       6
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     of which has a dominant market share at the present time. Drilling contracts are traditionally awarded on a competitive bid process. Intense price competition is often the primary factor in determining which qualified contractor is awarded a job. In addition, the oil service industry has historically been extremely cyclical. During periods of slower growth or depressed market conditions, oil service companies compete more aggressively for contracts that result in increased contractual liabilities and lower revenues.

o The revenues of oil service companies may be negatively affected by contract termination and renegotiation. Many of the companies included in the Oil Service HOLDRS provide drilling services. In the oil service industry, it is customary for contracts to provide for either automatic termination or termination at the option of the customer if the drilling unit is destroyed or lost or if drilling operations are suspended for a specified period of time as a result of events beyond the control of either party or because of breakdown of equipment. In periods of depressed market conditions, the customers of oil service companies may not honor the terms of existing contracts and may terminate contracts or seek to renegotiate contract rates and terms to reduce their obligations.

o The international operations of the companies included in the Oil Service HOLDRS expose them to risks associated with instability and changes in economic and political conditions, foreign currency fluctuations, changes in foreign regulations and other risks inherent to international business. The companies included in the Oil Service HOLDRS have international operations that are essential parts of their businesses. The risks of international business that these companies are exposed to include the following:

     o    volatility in general economic, social and political conditions;

     o differing tax rates, tariffs, exchange controls or other similar restrictions;

     o    inability to repatriate income or capital;

     o changes in, and compliance with, domestic and foreign laws and regulations which impose a range of restrictions on operations, trade practices, foreign trade and international investment decisions;

     o reduction in the number or capacity of personnel in international markets; and

     o    seizure of equipment.

o Oil service companies are subject to extensive federal, state, local and foreign regulatory laws, rules and regulations. Oil service companies are subject to extensive laws and regulations in various countries. The adoption of laws and regulations curtailing exploration and development drilling for oil and gas for economic, environmental and other policy reasons may adversely affect the operations of oil service companies' by limiting available drilling and other opportunities in the oil service industry. Oil service companies may also be required to make significant capital expenditures to comply with governmental laws and regulations. It is also possible that these laws and regulations may significantly add to operating costs. Failure to comply with these laws and regulations could subject oil service companies to substantial civil and criminal penalties as well as potential court injunctions.

o Compliance with or breach of environmental laws can be costly for oil service companies. The operations of oil service companies are subject to regulations controlling the discharge of materials into the environment, requiring removal and cleanup of materials that may harm the environment or otherwise relating to the protection of the environment. Laws and regulations protecting the environment have tended to become more stringent in recent years, and may in some cases render a company liable for environmental damage without regard to negligence of fault on the part of that company. These laws and regulations may expose oil service companies to liability for the conduct of or conditions caused by others or for acts that were in compliance with all applicable laws at the time they were performed. The application of these requirements or the adoption of new requirements



                                       7
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     could have a material adverse effect on the operating results and financial condition of oil service companies included in the Oil Service HOLDERS.

o Many oil services companies are susceptible to adverse weather conditions in the regions in which they operate. As a result, the businesses of oil services companies may be adversely affected by severe weather in those regions where they have significant operations. Repercussions of severe weather conditions may include:

     o    evacuation of personnel and curtailment of services;

     o weather related damage to offshore drilling rigs resulting in suspension of operations;

     o    weather related damage to our facilities;

     o inability to deliver materials to jobsites in accordance with contract schedules; and

     o    loss of productivity.




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                        HIGHLIGHTS OF OIL SERVICE HOLDRS

     This discussion highlights information regarding Oil Service HOLDRS. We present certain information more fully in the rest of this prospectus. You should read the entire prospectus carefully before you purchase Oil Service HOLDRS.

Issuer.............................Oil Service HOLDRS Trust.

The trust..........................The Oil Service HOLDRS Trust was formed under the depositary trust agreement, dated as of February 6, 2001 among The Bank of New York, as trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated, other depositors and the owners of the Oil Service HOLDRS. The trust is not a registered investment company under the Investment Company Act of 1940.

Initial depositor..................Merrill Lynch, Pierce, Fenner & Smith
                                   Incorporated.

Trustee............................The Bank of New York, a New York state-
                                   chartered banking organization, is the
                                   trustee and receives compensation as set forth in the depositary trust agreement. The trustee is responsible for receiving deposits of underlying securities and delivering Oil Service HOLDRS representing the underlying securities issued by the trust. The trustee holds the underlying securities on behalf of the holders of Oil Service HOLDRS.

Purpose of Oil Service HOLDRS......Oil Service HOLDRS are designed to achieve the following:

                                   Diversification. Oil Service HOLDRS are designed to allow you to diversify your investments in the oil service industry through a single, exchange-listed instrument representing your undivided beneficial ownership of the underlying securities.

                                   Flexibility.  The beneficial owners of Oil
                                   Service HOLDRS have undivided beneficial ownership interests in each of the underlying securities represented by the Oil Service HOLDRS, and can cancel their Oil Service HOLDRS to receive each of the underlying securities represented by the Oil Service HOLDRS.

                                   Transaction costs. The expenses associated with buying and selling Oil Service HOLDRS in the secondary market are expected to be less than separately buying and selling each of the underlying securities in a traditional brokerage account with transaction-based charges.

Trust assets.......................The trust holds shares of common stock issued by specified companies that, when initially selected, were involved in the oil service industry. Except when a reconstitution event, distribution of securities by an



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                                   underlying issuer or other event occurs, the
                                   group of companies will not change.
                                   Reconstitution events are described in this prospectus under the heading
                                   "Description of the Depositary Trust
                                   Agreement--Distributions" and
                                   "--Reconstitution events."  There are
                                   currently 18 companies included in the Oil
                                   Service HOLDRS.

                                   The trust's assets may increase or decrease as a result of in-kind deposits and withdrawals of the underlying securities during the life of the trust.

The Oil Service HOLDRS.............The trust has issued, and may continue to issue, Oil Service HOLDRS that represent an undivided beneficial ownership interest in the shares of common stock that are held by the trust on your behalf. The Oil Service HOLDRS themselves are separate from the underlying securities that are represented by the Oil Service HOLDRS.




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                                   The following table provides:

                                   o    the names of the 18 issuers of the
                                        underlying securities currently
                                        represented by the Oil Service
                                        HOLDRS,

                                   o    the stock ticker symbols,

                                   o    the share amounts currently represented
                                        by a round-lot of 100 Oil Service
                                        HOLDRS, and

                                   o    the principal U.S. market on which the
                                        shares of common stock of the selected
                                        companies are traded.

                                                                        Primary
                                                                         U.S.
                                                             Share      Trading
                     Name of Company              Ticker    Amounts     Market
          ----------------------------------      ------    -------     -------
          Baker Hughes Incorporated                 BHI       21         NYSE
          BJ Services Company                       BJS       14         NYSE
          Cooper Cameron Corporation                CAM       4          NYSE
          Diamond Offshore Drilling, Inc.           DO        11         NYSE
          ENSCO International Incorporated          ESV       11         NYSE
          GlobalSantaFe Corp.                       GSF       19.975     NYSE
          Grant Prideco, Inc.                       GRP       9          NYSE
          Halliburton Company                       HAL       22         NYSE
          Hanover Compressor Company                HC        5          NYSE
          Nabors Industries, Inc.                   NBR       12         AMEX
          National-Oilwell, Inc.                    NOI       7          NYSE
          Noble Corporation                         NE        11         NYSE
          Rowan Companies, Inc.                     RDC       8          NYSE
          Schlumberger Ltd.                         SLB       11         NYSE
          Smith International, Inc.                 SII       8          NYSE
          Tidewater Inc.                            TDW       5          NYSE
          Transocean Inc.                           RIG       18         NYSE
          Weatherford International, Inc.           WFT       9          NYSE



                                   The companies whose securities were included in the Oil Service HOLDRS at the time Oil Service HOLDRS were originally issued generally were considered to be among the 20 largest and most liquid companies with U.S. traded common stock involved in the oil service industry, as measured by market capitalization and trading volume on
                                   December 12, 2000. The market capitalization of a company is determined by multiplying the market price of its common stock by the number of its outstanding shares of common stock.

                                   The trust only will issue and cancel, and you only may obtain, hold, trade or surrender Oil Service HOLDRS in a round-lot of 100 Oil Service HOLDRS and round-lot


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

                                   multiples. The trust will only issue Oil
                                   Service HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Oil Service HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Oil Service HOLDRS, the trust may require a minimum of more than one round-lot of 100 Oil Service HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Oil Service HOLDRS.

                                   The number of outstanding Oil Service HOLDRS will increase and decrease as a result of in-kind deposits and withdrawals of the underlying securities. The trust will stand ready to issue additional Oil Service HOLDRS on a continuous basis when an investor deposits the required number of shares of common stock with the trustee.

Purchases..........................You may acquire Oil Service HOLDRS in two ways:

                                   o   through an in-kind deposit of the
                                       required number of shares of common stock of the underlying issuers with the trustee, or

                                   o through a cash purchase in the secondary trading market.

Issuance and cancellation fees.....If you wish to create Oil Service HOLDRS by delivering to the trust the requisite shares of common stock represented by a round-lot of 100 Oil Service HOLDRS, The Bank of New York, as trustee, will charge you an issuance fee of up to $10.00 for each round-lot of 100
                                   Oil Service HOLDRS. If you wish to cancel your Oil Service HOLDRS and withdraw your underlying securities, The Bank of New York as trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Oil Service HOLDRS.

Commissions........................If you choose to deposit underlying securities in order to receive Oil Service
                                   HOLDRS you will be responsible for paying any sales commission associated with your purchase of the underlying securities that is charged by your broker in addition to the issuance fee charged by the trustee described above.

Custody fees.......................The Bank of New York, as trustee and as custodian, will charge you a quarterly
                                   custody fee of $2.00 for each round-lot of 100 Oil Service HOLDRS, to be deducted from any cash dividend or other cash distributions on underlying securities received by the trust. With respect to the aggregate custody fee payable in any calendar year for each Oil Service HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

Rights relating to Oil Service
  HOLDRS...........................You have the right to withdraw the underlying securities upon request by delivering a
                                   round-lot or integral multiple of a round-lot of Oil Service HOLDRS to the trustee, during the trustee's business hours, and paying the cancellation fees, taxes, and other charges. You should receive the underlying securities no later than the business day after the trustee receives a proper notice of cancellation. The trustee will not deliver fractional shares of underlying securities. To the extent that any cancellation of Oil Service HOLDRS would otherwise require the delivery of a fractional share, the trustee will sell the fractional share in the market and the trust, in turn, will deliver cash in lieu of such fractional share. Except with respect to the right to vote for dissolution of the trust, the Oil Service HOLDRS themselves will not have voting rights.

Rights relating to the underlying
 securities........................Oil Service HOLDRS represents your beneficial ownership of the underlying securities.
                                   Owners of Oil Service HOLDRS have the same rights and privileges as if they owned the underlying securities beneficially outside of Oil Service HOLDRS. These include the right to instruct the trustee to vote the underlying securities or you may attend shareholder meetings yourself, the right to receive any dividends and other distributions on the underlying securities that are declared and paid to the trustee by an issuer of an underlying security, the right to pledge Oil Service HOLDRS and the right to surrender Oil Service HOLDRS to receive the underlying securities. Oil Service HOLDRS does not change your beneficial ownership in the underlying securities under United States federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934. As a result, you have the same obligations to file insider trading reports that you would have if you held the underlying securities outside of Oil Service HOLDRS. However, due to the nature of Oil Service HOLDRS, you will not be able to participate in any dividend reinvestment program of an issuer of underlying securities unless you cancel your Oil Service HOLDRS (and pay the applicable fees) and receive all of the underlying securities.

                                   A holder of Oil Service HOLDRS is not a
                                   registered owner of the underlying
                                   securities. In order to become a registered owner, a holder of Oil Service HOLDRS would need to surrender their Oil Service HOLDRS, pay the applicable fees and expenses, receive all of the underlying securities and follow the procedures established by the issuers of the underlying securities for registering their securities in the name of such holder.

                                   You retain the right to receive any reports and communications that the issuers of underling securities are required to send to beneficial owners of their securities. As such, you will receive such reports and communications from the broker through which you hold your Oil Service HOLDRS in the same manner as if you beneficially owned your underlying securities outside of Oil Service HOLDRS in "street name" through a brokerage account. The trustee will not attempt to exercise the right to vote that attaches to, or give a proxy with respect to, the underling securities other than in accordance with your instructions.

                                   The depositary trust agreement entitles you to receive, subject to certain limitations and net of any fees and expenses of the trustee, any distributions of cash (including dividends), securities or property made with respect to the underlying securities. However, any distribution of securities by an issuer of underlying securities will be deposited into the trust and will become part of the underlying securities unless the distributed securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or the distributed securities have a Standard & Poor's GICS sector classification that is different from the GICS sector classifications represented in the Oil Service HOLDRS at the time of the distribution. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights may be distributed to you, may be disposed of for your benefit or may lapse.

                                   There may be a delay between the time any cash or other distribution is received by the trustee with respect to the underlying securities and the time such cash or other distributions are distributed to you. In addition, you are not entitled to any interest on any distribution by reason of any delay in distribution by the trustee. If any tax or other governmental charge becomes due with respect to Oil Service HOLDRS or any underlying securities, you will be responsible for paying that tax or governmental charge.

                                   If you wish to participate in a tender offer for any of the underlying securities, or any form of stock repurchase program by an issuer of an underlying security, you must surrender your Oil Service HOLDRS (and pay the applicable fees and expenses) and receive all of your underlying securities in exchange for your Oil Service HOLDRS.
                                   For specific information about obtaining your underlying securities, you should read the discussion under the caption
                                   "Description of the Depositary Trust
                                   Agreement--Withdrawal of Underlying
                                   Securities."

Ownership rights in fractional
  shares in the underlying
  securities.......................As a result of distributions of securities by companies included in the Oil Service
                                   HOLDRS or other corporate events, such as mergers, an Oil Service HOLDR may represent an interest in a fractional share of an underlying security. You are entitled to receive distributions proportionate to your fractional shares.

                                   In addition, you are entitled to receive proxy materials and other shareholder communications and you are entitled to exercise voting rights proportionate to your fractional shares. The trustee will aggregate the votes of all of the share fractions represented by Oil Service HOLDRS and will vote the largest possible number of whole shares. If, after aggregation, there is a fractional remainder, this fraction will be ignored, because the issuer will only recognize whole share votes. For example, if 100,001 round-lots of 100 Oil Service
                                   HOLDRS are outstanding and each round-lot of 100 Oil Service HOLDRS represents 1.75 shares of an underlying security, there will be 175,001.75 votes of the underlying security represented by Oil Service HOLDRS. If holders of 50,000 round-lots of 100 Oil Service HOLDRS vote their underlying securities "yes" and holders of 50,001 round-lots of 100 Oil Service HOLDRS vote their underlying securities "no", there will be 87,500 affirmative votes and 87,501.75 negative votes. The trustee will ignore the .75 negative votes and will deliver to the issuer 87,500 affirmative votes and 87,501 negative votes.

Reconstitution events..............The depositary trust agreement provides for the automatic distribution of underlying securities from the Oil Service HOLDRS to you in the following four circumstances:

                                    A.   If an issuer of underlying securities
                                         no longer has a class of securities
                                         registered under section 12 of the
                                         Securities Exchange Act of 1934, then
                                         the trustee will distribute the shares
                                         of that company to the owners of the
                                         Oil Service HOLDRS.

                                    B.   If the SEC finds that an issuer of
                                         underlying securities should be
                                         registered as an investment company
                                         under the Investment Company Act of
                                         1940, and the trustee has actual
                                         knowledge of the SEC finding, then its
                                         securities will no longer be an
                                         underlying security and the trustee
                                         will distribute the shares of that
                                         company to the owners of the Oil
                                         Service HOLDRS.

                                    C.   If the underlying securities of an
                                         issuer cease to be outstanding as a
                                         result of a merger, consolidation, or
                                         other corporate combination or other
                                         event, the trustee will distribute the
                                         consideration paid by and received from
                                         the acquiring company or the securities
                                         received in exchange for the securities
                                         of the underlying issuer whose
                                         securities cease to be outstanding to
                                         the beneficial owners of Oil Service
                                         HOLDRS, only if the distributed
                                         securities have a different Standard &
                                         Poor's GICS sector classification than
                                         any of the underlying securities
                                         represented in the Oil Service HOLDRS
                                         at the time of the distribution or
                                         exchange or if the securities received
                                         are not listed for trading on a U.S.
                                         national securities exchange or through
                                         the Nasdaq National Market System.  In
                                         any other case, the additional
                                         securities received will be deposited
                                         into the trust.

                                    D.   If an issuer's underlying securities
                                         are delisted from trading on a U.S.
                                         national securities exchange or
                                         through the Nasdaq National Market
                                         System and are not listed for trading
                                         on another U.S. national securities
                                         exchange or through the Nasdaq National
                                         Market System within five business days
                                         from the date the securities are
                                         delisted.

                                   To the extent a distribution of underlying securities from the Oil Service HOLDRS is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

                                   In addition, securities of a new company will be added to the Oil Service HOLDRS, as a result of a distribution of securities by an underlying issuer, where a corporate event occurs, or where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a Standard & Poor's GICS sector classification that is different from the GICS sector classification of any other security then included in the Oil Service HOLDRS or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

                                   It is anticipated, as a result of the broadly defined Standard & Poor's GICS sectors, that most distributions or exchanges of securities will result in the inclusion of new securities in Oil Service HOLDRS. The trustee will review the Standard & Poor's GICS sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Oil Service HOLDRS or distributed to you.

Standard & Poor's sector
  classifications..................Standard & Poor's Corporation is an
                                   independent source of market information that, among other things, maintains the Global Industry Classification Standard, referred to herein as "GICS," which classifies the securities of public companies into various sector classifications based upon GICS sectors, which are derived from its own criteria. The GICS classification standards were exclusively effective as of January 2, 2002. There are 10 Standard & Poor's GICS sectors and each class of publicly traded securities of a company is given only one GICS sector classification. The securities included in the Oil Service HOLDRS are currently represented in the Energy GICS sector. The Standard & Poor's GICS sector classifications of the securities included in the Oil Service HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both.

Termination events.................A.   The Oil Service HOLDRS are delisted from
                                        the American Stock Exchange and are not
                                        listed for trading on another U.S.
                                        national securities exchange or through
                                        the Nasdaq National Market System within five business days from the date the Oil
                                        Service HOLDRS are delisted.

                                   B.   The trustee resigns and no successor
                                        trustee is appointed within 60 days from the date the trustee provides notice to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, of its intent to resign.

                                   C.   Beneficial owners of at least 75% of
                                        outstanding Oil Service HOLDRS vote to
                                        dissolve and liquidate the trust.

                                   If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event.

                                   Upon termination of the depositary trust agreement and prior to distributing the underlying securities to you, the trustee will charge you a cancellation fee of up to $10.00 per round-lot of 100 Oil Service HOLDRS surrendered, along with any taxes or other governmental charges, if any.

United States Federal income
  tax consequences.................The United States federal income tax laws will treat a U.S. holder of Oil Service
                                   HOLDRS as directly owning the underlying securities. The Oil Service HOLDRS themselves will not result in any United States federal income tax consequences separate from the tax consequences associated with ownership of the underlying securities.

Listing............................The Oil Service HOLDRS are listed on the
                                   American Stock Exchange under the symbol
                                   "OIH."  On October 20, 2004, the last
                                   reported sale price of the Oil Service HOLDRS on the American Stock Exchange was $82.64.

Trading............................Investors are only able to acquire, hold, transfer and surrender a round-lot of 100 Oil Service HOLDRS. Bid and ask prices, however, are quoted per single Oil Service HOLDR.

Clearance and settlement...........Oil Service HOLDRS have been issued only in book-entry form. Oil Service HOLDRS are evidenced by one or more global certificates that the trustee has deposited with The Depository Trust Company, referred to as DTC. Transfers within DTC will be in accordance with DTC's usual rules and operating procedures. For further information see "Description of Oil Service HOLDRS."

                                    THE TRUST

     General. This discussion highlights information about the Oil Service HOLDRS Trust. You should read this information, information about the depositary trust agreement as well as the depositary trust agreement before you purchase Oil Service HOLDRS. The material terms of the depositary trust agreement are described in this prospectus under the heading "Description of the Depositary Trust Agreement."

     The Oil Service HOLDRS trust. The trust was formed pursuant to the depositary trust agreement, dated as of February 6, 2001. The Bank of New York is the trustee. The Oil Service HOLDRS Trust is not a registered investment company under the Investment Company Act of 1940.

     The Oil Service HOLDRS trust is intended to hold deposited shares for the benefit of owners of Oil Service HOLDRS. The trustee will perform only administrative and ministerial acts. The property of the trust consists of the underlying securities and all monies or other property, if any, received by the trustee. The trust will terminate on December 31, 2041, or earlier if a termination event occurs.

                        DESCRIPTION OF OIL SERVICE HOLDRS

     The trust has issued Oil Service HOLDRS under the depositary trust agreement described in this prospectus under the heading "Description of the Depositary Trust Agreement." The trust may issue additional Oil Service HOLDRS on a continuous basis when an investor deposits the requisite underlying securities with the trustee.

     You may only acquire, hold, trade and surrender Oil Service HOLDRS in a round-lot of 100 Oil Service HOLDRS and round-lot multiples. The trust will only issue Oil Service HOLDRS upon the deposit of the whole shares of underlying securities that are represented by a round-lot of 100 Oil Service HOLDRS. In the event of a stock split, reverse stock split, or other distribution by the issuer of an underlying security that results in a fractional share becoming represented by a round-lot of Oil Service HOLDRS, the trust may require a minimum of more than one round-lot of 100 Oil Service HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Oil Service HOLDRS.

     Oil Service HOLDRS will represent your individual and undivided beneficial ownership interest in the common stock of the specified underlying securities. The companies selected as part of this receipt program are listed above in the section entitled "Highlights of Oil Service HOLDRS--The Oil Service HOLDRS."

     Beneficial owners of Oil Service HOLDRS will have the same rights and privileges as they would have if they beneficially owned the underlying securities in "street name" outside of the trust. These include the right of investors to instruct the trustee to vote the common stock, to receive dividends and other distributions on the underlying securities, if any are declared and paid to the trustee by an issuer of an underlying security, and the right to cancel Oil Service HOLDRS to receive the underlying securities. See "Description of the Depositary Trust Agreement." Oil Service HOLDRS are not intended to change your beneficial ownership in the underlying securities under federal securities laws, including sections 13(d) and 16(a) of the Securities Exchange Act of 1934, referred to herein as the Exchange Act.

     The trust will not publish or otherwise calculate the aggregate value of the underlying securities represented by a receipt. Oil Service HOLDRS may trade in the secondary market at prices that are lower than the aggregate value of the corresponding underlying securities. If, in such case, an owner of Oil Service HOLDRS wishes to realize the dollar value of the underlying securities, that owner will have to cancel the Oil Service HOLDRS. Such cancellation will require payment of fees and expenses as described in "Description of the Depositary Trust Agreement--Withdrawal of underlying securities."

     Oil Service HOLDRS are evidenced by one or more global certificates that the trustee has deposited with DTC and registered in the name of Cede & Co., as nominee for DTC. Oil Service HOLDRS are available only in book-entry form. Owners of Oil Service HOLDRS hold their Oil Service HOLDRS through DTC, if they are participants in DTC, or indirectly through entities that are participants in DTC.

                    DESCRIPTION OF THE UNDERLYING SECURITIES

     Selection criteria. The underlying securities are the common stocks of a group of specified companies that, at the time of selection, among other things, provided drilling, well-site management and related products and services for the oil service industry and whose common stock is registered under section 12 of the Securities Exchange Act. The issuers of the underlying securities were, at the time of selection, considered to be among the largest, most liquid companies involved in the oil service industry as measured by market capitalization and trading volume. The companies initially included in the Oil Service HOLDRS also met the following minimum selection criteria as of December 12, 2000:

     o    Market capitalization equal to or greater than $500 million;

     o Average daily trading volume of at least 100,000 shares over the 60 trading days before December 12, 2000;

     o Average daily dollar volume (that is, the average daily trading volume multiplied by the average closing price over the 60 day period prior to December 12, 2000) of at least $5 million over the 60 trading days before December 12, 2000; and

     o    A trading history of at least 90 calendar days.

     The market capitalization of a company is determined by multiplying the market price of its common stock by the number of its outstanding shares of common stock. In determining whether a company was to be considered for inclusion in the Oil Service HOLDRS, Merrill Lynch, Pierce, Fenner & Smith Incorporated examined available public information about the company, including analysts' reports and other independent market sources. The ultimate determination of the inclusion of the specified companies, however, rested solely within the discretion of Merrill Lynch, Pierce, Fenner & Smith Incorporated.

     The Oil Service HOLDRS may no longer consist exclusively of securities issued by companies involved in various segments of the oil service industry. In addition, as a result of a reconstitution event, a distribution of securities, or other event the securities of a non-oil service company may be included in the Oil Service HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated will determine, in its sole discretion, whether the issuer of a particular underlying security continues to have a leading market capitalization and will undertake to make adequate disclosure when necessary.

     Underlying securities. For a list of the underlying securities represented by Oil Service HOLDRS, please refer to "Highlights of Oil Service HOLDRS--The Oil Service HOLDRS." If the underlying securities change because of a reconstitution event, a distribution of securities by an underlying issuer or other event, a revised list of underlying securities will be set forth in a prospectus supplement and filed with the SEC on a periodic basis.

     No investigation. Merrill Lynch, Pierce, Fenner & Smith Incorporated, and any affiliate of these entities, have not performed any investigation or review of the selected companies, including the public filings by the companies. Accordingly, before you acquire Oil Service HOLDRS, you should consider publicly available financial and other information about the issuers of the underlying securities. See "Risk Factors" and "Where You Can Find More Information." Investors and market participants should not conclude that the inclusion of a company in the list is any form of investment recommendation of that company by the trust, the trustee, Merrill Lynch, Pierce, Fenner & Smith Incorporated or any of their respective affiliates.

     General background and historical information. For a brief description of the business of each of the issuers of the underlying securities and monthly pricing information showing the historical performance of each underlying issuer's securities see "Annex A."

     The following table and graph set forth the composite performance of all of the 18 underlying securities currently represented by a single Oil Service HOLDR, measured at the close of the business day on March 21, 2000, the first date when all of the underlying securities were publicly traded, and thereafter as of the end of each month through August 2004. The performance table and graph data are adjusted for any splits that may have occurred over the measurement period. Past movements of the underlying securities are not necessarily indicative of future values.

                      Closing                       Closing                       Closing                       Closing
                      --------                      --------                      --------                      -------
        2000           Price           2001          Price          2002           Price       2003              Price
        ----           -----           ----          -----          ----           -----       ----              -----

March 21........       74.80    January 31.......   88.05    January 31.....      58.69    January 31......      54.64
March 31........       83.46    February 28......   87.07    February 28....      62.21    February 28.....      57.78
April 28........       80.55    March 30.........   80.23    March 28.......      68.88    March 31........      55.01
May 31..........       86.44    April 30.........   92.17    April 30.......      71.52    April 30........      55.21
June 30.........       83.42    May 31...........   88.41    May 31.........      71.22    May 30..........      64.17
July 31.........       81.70    June 29..........   70.11    June 28........      61.33    June 30.........      60.12
August 31.......       93.53    July 31..........   64.33    July 31........      52.81    July 31.........      55.87
September 29....       92.47    August 31........   55.52    August 30......      53.63    August 29.......      60.70
October 31......       80.35    September 28.....   47.13    September 30...      50.04    September 30....      57.49
November 30.....       67.52    October 31.......   57.31    October 31.....      53.94    October 31......      56.13
December 29.....       86.19    November 30......   55.32    November 29....      58.82    November 28.....      55.21
                                December 31......   60.95    December 31....      57.41    December 31.....      62.03

                      Closing
                      --------
        2004           Price
        ----           -----
January 30......      67.76
February 27.....      72.86
March 31........      70.37
April 30........      69.46
May 28..........      66.28
June 30.........      72.24
July 30.........      74.92
August 31.......      73.50



                                 [CHART OMITTED]

                  DESCRIPTION OF THE DEPOSITARY TRUST AGREEMENT

     General. The depositary trust agreement, dated as of February 6, 2001, among Merrill Lynch, Pierce, Fenner & Smith Incorporated, The Bank of New York, as trustee, other depositors and the owners of the Oil Service HOLDRS, provides that Oil Service HOLDRS will represent an owner's undivided beneficial ownership interest in the common stock of the underlying companies.

     The trustee. The Bank of New York serves as trustee for the Oil Service HOLDRS. The Bank of New York, which was founded in 1784, was New York's first bank and is the oldest bank in the country still operating under its original name. The Bank is a state-chartered New York banking corporation and a member of the Federal Reserve System. The Bank conducts a national and international wholesale banking business and a retail banking business in the New York City, New Jersey and Connecticut areas, and provides a comprehensive range of corporate and personal trust, securities processing and investment services.

     Issuance, transfer and surrender of Oil Service HOLDRS. You may create and cancel Oil Service HOLDRS only in round-lots of 100 Oil Service HOLDRS. You may create Oil Service HOLDRS by delivering to the trustee the requisite underlying securities. The trust will only issue Oil Service HOLDRS upon the deposit of the whole shares represented by a round-lot of 100 Oil Service HOLDRS. In the event that a fractional share comes to be represented by a round-lot of Oil Service HOLDRS, the trust may require a minimum of more than one round-lot of 100 Oil Service HOLDRS for an issuance so that the trust will always receive whole share amounts for issuance of Oil Service HOLDRS. Similarly, you must surrender Oil Service HOLDRS in integral multiples of 100 Oil Service HOLDRS to withdraw deposited shares from the trust. The trustee will not deliver fractional shares of underlying securities, and to the extent that any cancellation of Oil Service HOLDRS would otherwise require the delivery of fractional shares, the trust will deliver cash in lieu of such shares. You may request withdrawal of your deposited shares during the trustee's normal business hours. The trustee expects that in most cases it will deliver your deposited shares within one business day of your withdrawal request.

     Voting rights. You will receive proxy solicitation materials provided by issuers of the deposited shares so as to permit you to give the trustee instructions as to how to vote on matters to be considered at any annual or special meetings held by issuers of the underlying securities.

     Under the depositary trust agreement, any beneficial owner of Oil Service HOLDRS, other than Merrill Lynch, Pierce, Fenner & Smith Incorporated, owning Oil Service HOLDRS for its own proprietary account as principal, will have the right to vote to dissolve and liquidate the trust.

     Distributions. You will be entitled to receive, net of trustee fees, distributions of cash, including dividends, securities or property, if any, made with respect to the underlying securities. The trustee will use its reasonable efforts to ensure that it distributes these distributions as promptly as practicable after the date on which it receives the distribution. Therefore, you may receive your distributions substantially later than you would have had you held the underlying securities directly. Any distributions of securities by an issuer of underlying securities will be deposited into the trust and will become part of the Oil Service HOLDRS unless such securities are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System or such securities have a different Standard & Poor's GICS sector classification than any of the underlying securities in the Oil Service HOLDRS at the time of the distribution of such securities. In addition, if the issuer of underlying securities offers rights to acquire additional underlying securities or other securities, the rights will be distributed to you through the trustee, if practicable, and if the rights and the securities that those rights relate to are exempt from registration or are registered under the Securities Act of 1933. Otherwise, if practicable, the rights will be disposed of and the net proceeds distributed to you by the trustee. In all other cases, the rights will lapse.

     You will be obligated to pay any tax or other charge that may become due with respect to Oil Service HOLDRS. The trustee may deduct the amount of any tax or other governmental charge from a distribution before making payment to you. In addition, the trustee will deduct its quarterly custody fee of $2.00 for each round-lot of 100 Oil Service HOLDRS from quarterly dividends, if any, paid to the trustee by the issuers of the underlying securities. With respect to the aggregate custody fee payable in any calendar year for each Oil Service HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year.

     Record dates. With respect to dividend payments and voting instructions, the trustee expects to fix the trust's record dates as close as possible to the record date fixed by the issuer of the underlying securities.

     Shareholder communications. The trustee promptly will forward to you all shareholder communications that it receives from issuers of the underlying securities.

     Withdrawal of underlying securities. You may surrender your Oil Service HOLDRS and receive underlying securities during the trustee's normal business hours and upon the payment of applicable fees, taxes or governmental charges, if any. You should receive your underlying securities no later than the business day after the trustee receives your request. If you surrender Oil Service HOLDRS in order to receive underlying securities, you will pay to the trustee a cancellation fee of up to $10.00 per round-lot of 100 Oil Service HOLDRS.

     Further issuances of Oil Service HOLDRS. The depositary trust agreement provides for further issuances of Oil Service HOLDRS on a continuous basis without your consent.

     Reconstitution events. The depositary trust agreement provides for the automatic distribution of underlying securities to you in the following four circumstances:

     A. If an issuer of underlying securities no longer has a class of common stock registered under section 12 of the Exchange Act, then its securities will no longer be an underlying security and the trustee will distribute the shares of that company to the owners of the Oil Service HOLDRS.

     B. If the SEC finds that an issuer of underlying securities should be registered as an investment company under the Investment Company Act of 1940, and the trustee has actual knowledge of the SEC finding, then the trustee will distribute the shares of that company to the owners of the Oil Service HOLDRS.

     C. If the underlying securities of an issuer cease to be outstanding as a result of a merger, consolidation, corporate combination or other event, the trustee will distribute the consideration paid by and received from the acquiring company to the beneficial owners of Oil Service HOLDRS, only if the distributed securities have a different Standard & Poor's GICS sector classification than any of the underlying securities represented in the Oil Service HOLDRS at the time of the distribution or exchange or if the securities received are not listed for trading on a U.S. national securities exchange or through the NASDAQ National Market System. In any other case, the additional securities received as consideration will be deposited into the trust.

     D. If an issuer's underlying securities are delisted from trading on a U.S. national securities exchange or through the Nasdaq National Market System and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date such securities are delisted.

     To the extent a distribution of underlying securities is required as a result of a reconstitution event, the trustee will deliver the underlying security to you as promptly as practicable after the date that the trustee has knowledge of the occurrence of a reconstitution event.

     As provided in the depositary trust agreement, securities of a new company will be added to the Oil Service HOLDRS, as a result of a distribution of securities by an underlying issuer or where an event occurs, such as a merger, where the securities of an underlying issuer are exchanged for the securities of another company, unless the securities received have a different Standard & Poor's GICS sector classification than the underlying securities represented in the Oil Service HOLDRS or if the securities received are not listed for trading on a U.S. national securities exchange or through the Nasdaq National Market System.

     It is anticipated, as a result of the broadly defined GICS sectors, that most distributions or exchanges of securities will result in the inclusion of new securities in the Oil Service HOLDRS. The trustee will review the Standard & Poor's GICS sector classifications of securities to determine whether securities received as a result of a distribution by an underlying issuer or as consideration for securities included in the Oil Service HOLDRS will be distributed from the Oil Service HOLDRS to you.

     Standard & Poor's sector classifications. Standard & Poor's Corporation is an independent source of market information that, among other things, maintains the Global Industry Classification Standard, which classifies the securities of public companies into various sector classifications based upon GICS sectors, which are derived from its own criteria. The GICS classification standards were exclusively effective on January 2, 2002. There are 10 Standard & Poor's GICS sectors and each class of publicly traded securities of a company is given only one GICS sector. The securities included in the Oil Service HOLDRS are currently represented in the Energy GICS sector. The Standard & Poor's GICS sector classifications of the securities included in the Oil Service HOLDRS may change over time if the companies that issued these securities change their focus of operations or if Standard & Poor's alters the criteria it uses to determine GICS sectors, or both.

     Termination of the trust. The trust will terminate if the trustee resigns and no successor trustee is appointed by Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, within 60 days from the date the trustee provides notice to Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, of its intent to resign. Upon termination, the beneficial owners of Oil Service HOLDRS will surrender their Oil Service HOLDRS as provided in the depositary trust agreement, including payment of any fees of the trustee or applicable taxes or governmental charges due in connection with delivery to the owners of the underlying securities. The trust also will terminate if Oil Service HOLDRS are delisted from the American Stock Exchange and are not listed for trading on another U.S. national securities exchange or through the Nasdaq National Market System within five business days from the date the Oil Service HOLDRS are delisted. Finally, the trust will terminate if 75% of the owners of outstanding Oil Service HOLDRS other than Merrill Lynch, Pierce, Fenner & Smith Incorporated vote to dissolve and liquidate the trust.

     If a termination event occurs, the trustee will distribute the underlying securities to you as promptly as practicable after the termination event occurs.

     Amendment of the depositary trust agreement. The trustee and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as initial depositor, may amend any provisions of the depositary trust agreement without the consent of any other depositor or any of the owners of the Oil Service HOLDRS. Promptly after the execution of any amendment to the agreement, the trustee must furnish or cause to be furnished written notification of the substance of the amendment to each owner of Oil Service HOLDRS. Any amendment that imposes or increases any fees or charges, subject to exceptions, or that otherwise prejudices any substantial existing right of the owners of Oil Service HOLDRS will not become effective until 30 days after notice of the amendment is given to the owners of Oil Service HOLDRS.

     Issuance and cancellation fees. If you wish to create Oil Service HOLDRS by delivering to the trust the requisite underlying securities, the trustee will charge you an issuance fee of up to $10.00 for each round-lot of 100 Oil Service HOLDRS. If you wish to cancel your Oil Service HOLDRS and withdraw your underlying securities, the trustee will charge you a cancellation fee of up to $10.00 for each round-lot of 100 Oil Service HOLDRS issued. The trustee may negotiate either of these fees depending on the volume, frequency and size of the issuance or cancellation transactions.

     Commissions. If you choose to create or cancel Oil Service HOLDRS you will be responsible for paying any sales commissions associated with your purchase of the underlying securities that are charged by your broker, whether it be Merrill Lynch, Pierce, Fenner & Smith Incorporated or another broker, in addition to the issuance fee, described above.

     Custody fees. The Bank of New York, as trustee and as custodian, will charge you a quarterly custody fee of $2.00 for each round-lot of 100 Oil Service HOLDRS to be deducted from any dividend payments or other cash distributions on underlying securities received by the trustee. With respect to the aggregate custody fee payable in any calendar year for each Oil Service HOLDR, the trustee will waive that portion of the fee which exceeds the total cash dividends and other cash distributions received, or to be received, and payable with respect to such calendar year. The trustee cannot recapture unpaid custody fees from prior years.

     Address of the trustee. The Bank of New York, ADR Department, 101 Barclay Street, New York, New York 10286.

     Governing law. The depositary trust agreement and the Oil Service HOLDRS are governed by the laws of the State of New York. The trustee will provide the depositary trust agreement to any owner of the underlying securities free of charge upon written request.

     Duties and immunities of the trustee. The trustee assumes no responsibility or liability for, and makes no representations as to, the validity or sufficiency, or as to the accuracy of the recitals, if any, set forth in the Oil Service HOLDRS.

     The trustee has undertaken to perform only those duties as are specifically set forth in the depositary trust agreement. Subject to the preceding sentence, the trustee is liable for its own negligence or misconduct except for good faith errors in judgment so long as the trustee is not negligent in ascertaining the relevant facts.

                  UNITED STATES FEDERAL INCOME TAX CONSEQUENCES

General

     The following discussion represents the opinion of Shearman & Sterling LLP, our special U.S. federal income tax counsel, as to the principal U.S. federal income tax consequences relating to the Oil Service HOLDRS for:

     o    an individual who is a citizen or resident of the United States;

     o a corporation (or an entity treated as a corporation for U.S. federal income tax purposes) created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

     o an estate, the income of which is includible in gross income for U.S. federal income tax purposes regardless of its source;

     o a trust if either (i) it is subject to the primary supervision of a U.S. court and one or more U.S. persons have the authority to control all substantial decisions of the trust or (ii) it has a valid election in effect under applicable Treasury Regulations to be treated as a U.S. person (a "U.S. receipt holder"); and

     o any person other than a U.S. receipt holder (a "non-U.S. receipt holder").

     If a partnership (or an entity treated as a partnership for U.S. federal income tax purposes) holds Oil Services HOLDRS, the tax treatment of the partnership and each partner will generally depend on the status of the partner and the activities of the partnership. Partnerships acquiring Oil Services HOLDRS, and partners in such partnerships, should consult their tax advisors.

     This discussion is based upon laws, regulations, rulings and decisions currently in effect, all of which are subject to change or differing interpretations, possibly on a retroactive basis. The discussion does not deal with all U.S. federal income tax consequences applicable to all categories of investors, some of which may be subject to special rules, such as (without limitation) tax-exempt entities, banks, dealers in securities, U.S. receipt holders whose functional currency is not the U.S. dollar, investors who acquire or hold any Oil Service HOLDRS as part of a conversion, straddle or other hedging transaction, certain former citizens and residents of the United States and persons subject to the alternative minimum tax. In addition, this discussion generally is limited to investors who will hold the Oil Service HOLDRS as "capital assets" (generally, property held for investment) within the meaning of section 1221 of the Internal Revenue Code of 1986, as amended (the "Code"). Moreover, this discussion does not address Oil Service HOLDRS held by a partnership or other flow through entities. We recommend that you consult with your own tax advisor with regard to the application of the U.S. federal income tax laws to your particular situation as well as any tax consequences arising under the laws of any state, local or non-U.S. jurisdiction.

Taxation of the trust

     The trust will provide for flow through tax consequences as it will be treated as a grantor trust or custodial arrangement for U.S. federal income tax purposes.

Taxation of Oil Service HOLDRS

     A receipt holder purchasing and owning Oil Service HOLDRS will be treated, for U.S. federal income tax purposes, as directly owning a proportionate share of the underlying securities represented by Oil Service HOLDRS. Consequently, if there is a taxable cash distribution on an underlying security, a holder will recognize income with respect to the distribution at the time the distribution is received by the trustee, not at the time that the holder receives the cash distribution from the trustee.

     Qualified dividend income received in respect of Oil Service HOLDRS by U.S. receipt holders who are individuals, trusts and estates will be eligible for U.S. federal income taxation at preferential rates. Qualified dividend income includes dividends received from domestic corporations and "qualified foreign corporations," as such term is defined below under "Special considerations with respect to underlying securities of foreign issuers." In order for such dividends to qualify for the preferential rates, specific minimum holding period requirements must be met, and for this purpose, a U.S. receipt holder's holding period with respect to an underlying security may be tolled for any period in which such holder has diminished its risk of loss in respect of such security by (for example) entering into a hedging transaction. Special rules apply to a U.S. receipt holder who leverages its investment in Oil Service HOLDRS. U.S. receipt holders that are corporations may be eligible for a dividend-received deduction in respect of dividends received from domestic corporations.

     A receipt holder will determine its initial tax basis in each of the underlying securities by allocating the purchase price for the Oil Service HOLDRS among the underlying securities based on their relative fair market values at the time of purchase. Similarly, when a holder sells a receipt, it will determine the amount realized with respect to each security by allocating the sales price among the underlying securities based on their relative fair market values at the time of sale. A holder's gain or loss with respect to each security will be computed by subtracting its adjusted basis in the security from the amount realized on the security. With respect to purchases of Oil Service HOLDRS for cash in the secondary market, a receipt holder's aggregate tax basis in each of the underlying securities will be equal to the purchase price of the Oil Service HOLDRS. Similarly, with respect to sales of Oil Service HOLDRS for cash in the secondary market, the amount realized with respect to a sale of Oil Service HOLDRS will be equal to the aggregate amount realized with respect to each of the underlying securities.

     The distribution of any securities by the trust upon the surrender of Oil Service HOLDRS, the occurrence of a reconstitution event, or a termination event will not be a taxable event, except to the extent that cash is distributed in lieu of fractional shares. Gain or loss with respect to fractional shares shall be computed by allocating a portion of the aggregate tax basis of the distributed securities to such fractional shares. The receipt holder's aggregate tax basis with respect to the distributed securities will be the same as when held through the trust, less any tax basis allocated to fractional shares. The receipt holder's holding period with respect to the distributed securities will include the period that the holder held the securities through the trust.

Brokerage fees and custodian fees

     The brokerage fee incurred in purchasing a receipt will be treated as part of the cost of the underlying securities. Accordingly, a holder includes this fee in its tax basis in the underlying securities. A holder will allocate the brokerage fee among the underlying securities using either a fair market value allocation or pro rata based on the number of shares of each underlying security. Similarly, the brokerage fee incurred in selling Oil Service HOLDRS will reduce the amount realized with respect to the underlying securities.

     A holder will be required to include in its income the full amount of dividends paid on the underlying securities, even though the depositary trust agreement provides that the custodian fees will be deducted directly from any dividends paid. These custodian fees will be treated as an expense incurred in connection with a holder's investment in the underlying securities and may be deductible. If a holder is an individual, estate or trust, however, the deduction of its share of custodian fees will be a miscellaneous itemized deduction that may be disallowed in whole or in part.

Special considerations with respect to underlying securities of foreign issuers

     If any of the underlying securities are securities of foreign issuers, the gross amount of any taxable cash distribution will not be eligible for the dividends received deduction generally allowed to corporate U.S. receipt holders.

     As discussed above, dividends received by certain U.S. receipt holders from an issuer of underlying securities that is a "qualified foreign corporation" will be eligible for U.S. federal income taxation at preferential rates. A qualified foreign corporation includes:

     o a foreign corporation that is eligible for the benefits of a comprehensive U.S. income tax treaty, which the Secretary of the Treasury determines to be satisfactory and that includes an exchange of information program,
     o a foreign corporation if the stock to which the dividend is paid is readily tradable on an established market in the United States, and
     o    a corporation that is incorporated in a possession of the United
          States,

but will not include:

     o    a passive foreign investment company (as defined below),
     o a foreign personal holding company (as specially defined in the Code), or
     o    a foreign investment company (as specially defined in the Code).

     If a foreign issuer pays a dividend in a currency other than in U.S. dollars, the amount of the dividend for U.S. federal income tax purposes will be the U.S. dollar value (determined at the spot rate on the date of the payment) regardless of whether the payment is later converted into U.S. dollars. In this case, the U.S. receipt holder may recognize ordinary income or loss as a result of currency fluctuations between the date on which the dividend is paid and the date the dividend amount is converted into U.S. dollars.

     Subject to certain conditions and limitations, any foreign tax withheld on dividends may be deducted from taxable income or credited against a U.S. receipt holder's U.S. federal income tax liability. The limitation on foreign taxes eligible for the U.S. foreign tax credit is calculated separately with respect to specific classes of income. For this purpose, dividends distributed by a foreign issuer generally will constitute "passive income" or, in the case of some U.S. holders, "financial services income." For purposes of the U.S. foreign tax credit limitation, dividends received by a U.S. receipt holder with respect to an underlying security of a foreign issuer generally will be treated as foreign source income while any gain or loss recognized from the sale of such security generally will be treated as from sources within the United States. The rules relating to the determination of the foreign tax credit are complex and we recommend that U.S. receipt holders consult their own tax advisors to determine whether and to what extent a credit would be available.

     Dividends and distributions made by a foreign issuer may be subject to a foreign withholding tax. Some foreign issuers may make arrangements through which holders of their American depositary shares can apply for a refund of withheld taxes. If any of the underlying securities are securities of a foreign issuer holders of Oil Service HOLDRS may be able to use these arrangements to apply for a refund of withheld taxes.

     Additionally, special U.S. federal income tax rules apply to U.S. persons owning shares of a passive foreign investment company (a "PFIC"). The Initial Depositor is not aware that any of the foreign issuers of the underlying securities is currently a PFIC, although no assurances can be made that the applicable tax law or other relevant circumstances will not change in a manner which affects the PFIC determination. The Initial Depositor will notify the trustee, who in turn will notify the receipt holders, if it becomes aware that any of the foreign issuers is a PFIC. A foreign corporation generally will be classified as a PFIC for U.S. federal income tax purposes in any taxable year in which, after applying relevant look-through rules, either:

     o    at least 75% of its gross income is "passive income;" or

     o on average at least 50% of the gross value of its assets is attributable to assets that produce "passive income" or are held for the production of passive income.

     Passive income for this purpose generally includes dividends, interest, royalties, rents, and gains from commodities and securities transactions.

     If a corporation were classified as a PFIC, a U.S. receipt holder could be subject to increased tax liability, possibly including an interest charge, upon the sale or other disposition of the Oil Service HOLDRS or of the underlying securities or upon the receipt of "excess distributions," unless the U.S. receipt holder has made one of certain elections (to the extent available under specific rules) including an election to be taxed currently on its pro rata portion of the corporation's income, whether or not the income was distributed in the form of dividends or otherwise.

Non-U.S. receipt holders

     A non-U.S. receipt holder generally will be subject to U.S. withholding tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty with respect to dividends received on underlying securities of U.S. issuers. A non-U.S. receipt holder who wishes to claim an exemption from, or reduction in, withholding under the benefit of an applicable tax treaty must comply with certification requirements. However, if that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder, then those dividends will be exempt from withholding tax, provided the holder complies with applicable certification and disclosure requirements.

     A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to dividends received on any underlying securities of a foreign issuer, unless that income is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder.

     With respect to dividends of U.S. and any foreign issuers, a non-U.S. receipt holder's dividends that are effectively connected with a U.S. trade or business or dividends attributable to a permanent establishment, net of relevant deductions and credits, will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons. In addition to this graduated tax, effectively connected dividends or dividends attributable to a permanent establishment received by a corporate non-U.S. receipt holder may also be subject to a branch profits tax at a rate of 30% or a lower rate as may be specified by an applicable tax treaty. Under some circumstances, a non- U.S. receipt holder whose dividends are so effectively connected or attributable shall be entitled to a dividends received deduction equal to 70% or 80% of the amount of the dividend.

     A non-U.S. receipt holder that is eligible for a reduced rate of withholding tax pursuant to a tax treaty may obtain a refund of any excess amounts withheld by timely filing an appropriate claim for refund with the Internal Revenue Service.

     A non-U.S. receipt holder generally will not be subject to U.S. federal income or withholding tax with respect to gain recognized upon the sale or other disposition of Oil Service HOLDRS or of the underlying securities unless:

     o that gain is effectively connected with a U.S. trade or business conducted by the holder or, where a tax treaty applies, is attributable to a permanent establishment maintained in the United States by the holder,

     o in the case of any gain realized by an individual non-U.S. receipt holder, the holder is present in the United States for 183 days or more in the taxable year of the sale or other disposition and certain other conditions are met, or

     o the underlying securities issuer is or has been a U.S. real property holding corporation for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of the disposition or the period during which the non-U.S. receipt holder held the common stock of such issuer and (a) the common stock is not considered to be "regularly traded on an established securities market" or (b) the non-U.S. receipt holder owned, actually or constructively, at any time during the shorter of the periods described above, more than 5% of the common stock of such issuer.

     Effectively connected or attributable gains generally will be subject to U.S. federal income taxation at the same graduated rates applicable to U.S. persons, and may, in the case of a corporate non-U.S. receipt holder, also be subject to the branch profits tax. We recommend that non-U.S. receipt holders consult their own tax advisors to determine whether any applicable tax treaties provide for different rules.

Backup withholding and information reporting

     Information returns will be filed with the Internal Revenue Service in connection with dividend payments made with respect to the underlying securities, or the proceeds of the sale or other disposition of the receipts (or the underlying securities). If you are a non-corporate U.S. receipt holder, you will be subject to U.S. backup withholding tax at the applicable rate on these payments unless you provide your taxpayer identification number to the paying agent and comply with certain certification procedures. If you are a non-U.S. receipt holder, you may have to comply with certification procedures to establish that you are not a U.S. person in order to avoid the information reporting and backup withholding tax requirements. However, payments of dividends to non-U.S. receipt holders will be reported on Internal Revenue Service Form 1042-S even if such payments are not otherwise subject to the information reporting requirements.

     The amount of any backup withholding from a payment to you will be allowed as a credit against your U.S. federal income tax liability and may entitle you to a refund, provided that the required information is furnished to the Internal Revenue Service on a timely basis.

     The preceding discussion does not address all aspects of U.S. federal income taxation that may be relevant in light of a non-U.S. receipt holder's or an issuer's particular facts and circumstances. We recommend that investors consult their own tax advisors.

                              ERISA CONSIDERATIONS

     Any plan fiduciary which proposes to have a plan acquire Oil Service HOLDRS should consult with its counsel with respect to the potential applicability of the prohibited transaction provisions of ERISA and the Internal Revenue Code to this investment, and whether any exemption would be applicable and determine on its own whether all conditions have been satisfied. Moreover, each plan fiduciary should determine whether, under the general fiduciary standards of investment prudence and diversification, an acquisition of Oil Service HOLDRS is appropriate for the plan, taking into account the overall investment policy of the plan and the composition of the plan's investment portfolio.

                              PLAN OF DISTRIBUTION

     In accordance with the depositary trust agreement, the trust issued Oil Service HOLDRS to Merrill Lynch, Pierce, Fenner & Smith Incorporated, and Merrill Lynch, Pierce, Fenner & Smith Incorporated has deposited the underlying securities to receive Oil Service HOLDRS. The trust delivered the initial distribution of Oil Service HOLDRS against deposit of the underlying securities in New York, New York on approximately February 11, 2001.

     Investors who purchase Oil Service HOLDRS through a fee-based brokerage account will pay fees charged by the brokerage account. We recommend that investors review the details of their brokerage accounts for details on applicable charges.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated has from time to time provided investment banking and other financial services to certain of the issuers of the underlying securities and expects in the future to provide these services, for which they have received and will receive customary fees and commissions. Merrill Lynch, Pierce, Fenner & Smith Incorporated also may have served as counterparty in other transactions with certain of the issuers of the underlying securities.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated has used and may continue to use this prospectus, as updated from time to time, in connection with offers and sales related to market-making transactions in the Oil Service HOLDRS. Merrill Lynch, Pierce, Fenner & Smith Incorporated may act as principal or agent in these transactions. Market-making sales will be made at prices related to prevailing market prices at the time of sale.

     Merrill Lynch, Pierce, Fenner & Smith Incorporated has agreed to indemnify the trustee against certain civil liabilities related to acts performed or not performed by the trustee in accordance with the depositary trust agreement or periodic reports filed or not filed with the SEC with respect to the Oil Service HOLDRS. Should a court determine not to enforce the indemnification provision, Merrill Lynch, Pierce, Fenner & Smith Incorporated also has agreed to contribute to payments the trustee may be required to make with respect to these liabilities.

                                  LEGAL MATTERS

     Legal matters, including the validity of the Oil Service HOLDRS, were passed upon for Merrill Lynch, Pierce, Fenner & Smith Incorporated, the initial depositor and the underwriter in connection with the initial offering of the Oil Service HOLDRS, by Shearman & Sterling LLP, New York, New York. Shearman & Sterling LLP, as special U.S. tax counsel to the trust, also rendered an opinion regarding the material U.S. federal income tax consequences relating to the Oil Service HOLDRS.

                       WHERE YOU CAN FIND MORE INFORMATION

     Merrill Lynch, Pierce, Fenner & Smith Incorporated has filed a registration statement on Form S-1 with the SEC covering the Oil Service HOLDRS. While this prospectus is a part of the registration statement, it does not contain all the exhibits filed as part of the registration statement. You should consider reviewing the full text of those exhibits.

     The registration statement is available over the Internet at the SEC's Web site at http://www.sec.gov. You also may read and copy the registration statement at the SEC's public reference rooms in Washington, D.C. Please call the SEC at 1-800-SEC-0330 for more information on the public reference rooms and their copy charges. Merrill Lynch, Pierce, Fenner & Smith Incorporated will not file any reports pursuant to the Securities Exchange Act of 1934. The trust will file modified reports pursuant to the Securities Exchange Act of 1934.

     Because the common stock of the issuers of the underlying securities is registered under the Securities Exchange Act of 1934, the issuers of the underlying securities are required to file periodically financial and other information specified by the SEC. For more information about the issuers of the underlying securities, information provided to or filed with the SEC by the issuers of the underlying securities with respect to their registered securities can be inspected at the SEC's public reference facilities or accessed through the SEC's Web site referenced above. However, some of the issuers of the underlying securities may be considered foreign issuers. The requirements for filing periodic financial and other information for foreign issuers differ from that of domestic issuers. In particular, foreign issuers are not required to file quarterly reports with the SEC and are not required to file periodic financial and other information on EDGAR. Therefore, this information may not be accessible through the SEC's Web site. Information regarding the issuers of the underlying securities may also be obtained from other sources including, but not limited to, press releases, newspaper articles and other publicly disseminated information.

     The trust and the selling group and their affiliates are not affiliated with the issuers of the underlying securities, and the issuers of the underlying securities have no obligations with respect to Oil Service HOLDRS. This prospectus relates only to Oil Service HOLDRS and does not relate to the other securities of the issuers of the underlying securities. The information in this prospectus regarding the issuers of the underlying securities has been derived from the publicly available documents described in the preceding paragraph. We have not participated in the preparation of these documents or made any due diligence inquiries with respect to the issuers of the underlying securities in connection with Oil Service HOLDRS. We make no representation that these publicly available documents or any other publicly available information regarding the issuers of the underlying securities are accurate or complete. Furthermore, we cannot assure you that all events occurring prior to the date of this prospectus, including events that would affect the accuracy or completeness of the publicly available documents described in the preceding paragraph, that would affect the trading price of the common stock of the issuers of the underlying securities, and therefore the offering and trading prices of the Oil Service HOLDRS have been publicly disclosed.

                                     ANNEX A

     This annex forms an integral part of the prospectus. The following tables provide a brief description of the business of each of the issuers of the underlying securities and set forth the split-adjusted closing market prices, as reported on the applicable primary U.S. trading market, of each of the underlying securities in each month during 1999, 2000, 2001, 2002 and 2003 through September 2004. A table outlining the primary U.S. stock market on which the securities of the issuers are listed can be found on page 11. An asterisk (*) denotes that no shares of the issuer were trading on a U.S. stock market during that month. The historical prices of the underlying securities should not be taken as an indication of future performance.

                         BAKER HUGHES INCORPORATED (BHI)

     Baker Hughes Incorporated is a supplier of wellbore-related products, technology services and systems to the oil and gas industry on a worldwide basis and provides equipment, products and services for drilling, formation evaluation, completion and production of oil and gas wells. The Company has six operating divisions: Baker Atlas, Baker Oil Tools, Baker Petrolite, Centrilift, Hughes Christensen and INTEQ. These operating divisions manufacture and sell products and provide services used in the oil and natural gas industry, including drilling, completion, production of oil and natural gas wells and in reservoir measurement and evaluation. Baker Hughes' principal markets include all major oil and gas producing regions in the world. Baker Hughes also owns a 30% interest in WesternGeco, a seismic venture between Baker Hughes and Schlumberger Limited. Baker Hughes also owns a 30% interest in WesternGeco, a seismic venture between the Baker Hughes and Schlumberger Limited, as well as other similar businesses.


              Closing               Closing              Closing               Closing             Closing             Closing
    1999       Price       2000      Price      2001      Price       2002      Price     2003      Price     2004      Price
-----------   --------  ----------  -------  ----------  --------  ----------  -------  ---------  -------  ---------  -------

January          16.88  January       24.69  January        41.35  January       35.20  January      30.26  January      35.08
February         18.00  February      25.88  February       39.20  February      35.31  February     31.02  February     37.62
March            24.31  March         30.25  March          36.31  March         38.25  March        29.93  March        36.48
April            29.88  April         31.81  April          39.29  April         37.68  April        28.00  April        36.68
May              31.19  May           36.25  May            39.40  May           36.65  May          33.05  May          34.03
June             33.50  June          32.00  June           33.50  June          33.29  June         33.57  June         37.65
July             34.81  July          34.63  July           35.58  July          26.80  July         31.41  July         40.30
August           34.13  August        36.56  August         32.94  August        27.50  August       33.46  August       39.33
September        29.00  September     37.13  September      28.95  September     29.03  September    29.59  September    43.72
October          27.94  October       34.38  October        35.83  October       29.05  October      28.26
November         25.25  November      33.06  November       32.97  November      32.74  November     28.86
December         21.06  December      41.56  December       36.47  December      32.19  December     32.16

The closing price on October 20, 2004 was $43.45.

                            BJ SERVICES COMPANY (BJS)

     BJ Services Company provides pressure pumping and other oilfield services to the petroleum industry. BJ Services' pressure pumping services facilitate the completion of onshore and offshore oil and natural gas wells and the remedial work on existing wells. These services are designed to improve the strength and enhance the performance of oil and natural gas wells. BJ Services also provides other oilfield services and products including, specialty chemicals, tubular services, process and pipeline services, and completion tools and completion fluids services in the United States and internationally.


              Closing               Closing              Closing               Closing             Closing             Closing
    1999       Price       2000      Price      2001      Price       2002      Price     2003      Price     2004      Price
-----------   --------  ----------  -------  ----------  --------  ----------  -------  ---------  -------  ---------  -------

January           7.38  January       21.44  January        39.14  January       31.00  January      30.57  January      39.14
February          7.03  February      28.53  February       38.00  February      33.15  February     34.37  February     43.29
March            11.63  March         36.94  March          35.60  March         34.47  March        34.39  March        43.27
April            13.38  April         35.19  April          41.12  April         36.74  April        36.51  April        44.50
May              13.78  May           35.82  May            37.50  May           37.52  May          40.71  May          41.89
June             14.72  June          31.25  June           29.00  June          33.88  June         37.36  June         45.84
July             15.28  July          29.19  July           25.22  July          31.89  July         34.25  July         49.66
August           17.13  August        33.50  August         22.43  August        30.50  August       37.37  August       48.05
September        15.91  September     30.56  September      17.79  September     26.00  September    34.17  September    52.41
October          17.16  October       26.22  October        25.59  October       30.33  October      32.81
November         17.44  November      26.62  November       27.86  November      33.45  November     31.89
December         20.91  December      34.44  December       32.45  December      32.31  December     35.90

The closing price on October 20, 2004 was $52.04.


                        COOPER CAMERON CORPORATION (CAM)

     Cooper Cameron Corporation is an international manufacturer and provider of pressure control systems and equipment and related services, including valves, wellheads, controls, chokes, blowout preventers and assembled systems for oil and gas drilling and production. Cooper Cameron's products are used in a wide variety of operating environments, including basic onshore fields, highly complex onshore and offshore environments, deepwater sub-sea applications and ultra-high temperature geothermal operations. Cooper Cameron also manufactures integral engine-compressors, reciprocating compressors, turbochargers and centrifugal air compressors.



              Closing               Closing              Closing               Closing             Closing             Closing
    1999       Price       2000      Price      2001      Price       2002      Price     2003      Price     2004      Price
-----------   --------  ----------  -------  ----------  --------  ----------  -------  ---------  -------  ---------  -------

January          23.38  January       49.50  January        64.23  January       42.53  January      48.47  January      41.70
February         23.50  February      55.25  February       59.78  February      44.90  February     52.00  February     44.22
March            33.88  March         66.88  March          54.00  March         51.11  March        49.51  March        44.05
April            38.50  April         75.00  April          63.06  April         54.84  April        47.86  April        48.35
May              36.19  May           69.75  May            69.28  May           56.27  May          54.59  May          46.37
June             37.06  June          66.00  June           55.80  June          48.42  June         50.38  June         48.70
July             36.25  July          64.63  July           50.91  July          42.99  July         47.81  July         51.09
August           41.63  August        77.81  August         43.25  August        44.84  August       48.56  August       50.93
September        37.75  September     73.69  September      32.80  September     41.76  September    46.21  September    54.84
October          38.69  October       54.50  October        39.00  October       46.62  October      42.82
November         42.88  November      54.25  November       36.64  November      51.26  November     43.41
December         48.94  December      66.06  December       40.36  December      49.82  December     46.60

The closing price on October 20, 2004 was $52.84.

                      DIAMOND OFFSHORE DRILLING, INC. (DO)

     Diamond Offshore Drilling, Inc. is principally engaged in the contract drilling of offshore oil and gas wells. Diamond provides offshore drilling services to both independent and government-owned oil and gas companies. Diamond also offers project management, extended well tests and drilling and completion operations. Diamond's diverse fleet enables it to offer a broad range of services worldwide in various markets, including the deepwater market, the harsh environment market, the conventional semi-submersible market and the jack-up market. Diamond provides offshore drilling services to a customer base that includes private and independent oil and gas companies and government-owned oil companies.


              Closing               Closing              Closing               Closing             Closing             Closing
    1999       Price       2000      Price      2001      Price       2002      Price     2003      Price     2004      Price
-----------   --------  ----------  -------  ----------  --------  ----------  -------  ---------  -------  ---------  -------

January          23.00  January       27.81  January        40.49  January       28.78  January      21.32  January      22.70
February         20.69  February      31.75  February       41.90  February      28.97  February     21.95  February     25.01
March            31.63  March         39.94  March          39.35  March         31.26  March        19.41  March        24.19
April            33.06  April         40.31  April          43.92  April         31.12  April        18.64  April        22.56
May              27.25  May           40.88  May            39.61  May           33.73  May          22.74  May          22.59
June             28.38  June          35.13  June           33.05  June          28.50  June         20.99  June         23.83
July             32.00  July          37.56  July           29.34  July          23.40  July         19.46  July         24.44
August           38.25  August        44.81  August         27.90  August        22.34  August       20.20  August       25.42
September        33.38  September     41.00  September      25.22  September     19.95  September    19.10  September    32.99
October          32.00  October       34.56  October        27.60  October       20.90  October      18.45
November         30.25  November      30.19  November       27.70  November      22.44  November     17.55
December         30.56  December      40.00  December       30.40  December      21.85  December     20.51

The closing price on October 20, 2004 was $35.36.



                     ENSCO INTERNATIONAL INCORPORATED (ESV)

     ENSCO International Incorporated (ENSCO), is an international offshore contract drilling company that drills and completes oil and gas wells throughout the world. ENSCO also provides marine transportation services in the Gulf of Mexico, including rig towing and other towing services and supply vessels to support general drilling and production activity by ferrying supplies from land to offshore drilling sites. ENSCO's customer base includes major international, government-owned and independent oil and gas companies.



              Closing               Closing              Closing               Closing             Closing             Closing
    1999       Price       2000      Price      2001      Price       2002      Price     2003      Price     2004      Price
-----------   --------  ----------  -------  ----------  --------  ----------  -------  ---------  -------  ---------  -------

January           9.50  January       22.88  January        36.05  January       23.80  January      26.94  January      28.50
February          8.88  February      30.06  February       38.11  February      25.47  February     27.98  February     29.37
March            13.31  March         36.13  March          35.00  March         30.14  March        25.51  March        28.17
April            18.56  April         33.00  April          38.90  April         33.76  April        25.40  April        27.37
May              17.75  May           34.94  May            32.21  May           32.75  May          30.00  May          26.64
June             19.94  June          35.81  June           23.40  June          27.26  June         26.90  June         29.10
July             20.44  July          33.75  July           20.69  July          25.85  July         25.07  July         30.11
August           21.31  August        39.88  August         18.24  August        26.67  August       27.95  August       29.16
September        18.06  September     38.25  September      14.62  September     25.04  September    26.82  September    32.62
October          19.38  October       33.25  October        19.80  October       27.04  October      26.35
November         20.06  November      24.31  November       20.12  November      27.98  November     25.30
December         22.88  December      34.06  December       24.85  December      29.45  December     27.17

The closing price on October 20, 2004 was $32.27.

                         GLOBALSANTAFE CORPORATION (GSF)

     GlobalSantaFe Corporation operates three lines of business, comprised of contract drilling, drilling management services and the oil and gas business. GlobalSantaFe's drilling business provides fully manned, mobile offshore drilling rigs to oil and gas operators on a daily-rate basis. The drilling management services business designs, develops and executes specific offshore drilling programs. GlobalSantaFe's oil and gas business participates in exploration and production activities, principally in order to facilitate the acquisition of turnkey contracts for its drilling management services operations. also acquires interests in oil and gas properties principally in order to facilitate the acquisition of turnkey contracts for its drilling management services operations.



              Closing               Closing              Closing               Closing             Closing             Closing
    1999       Price       2000      Price      2001      Price       2002      Price     2003      Price     2004      Price
-----------   --------  ----------  -------  ----------  --------  ----------  -------  ---------  -------  ---------  -------

January          13.75  January       26.75  January        33.90  January       28.37  January      21.73  January      27.30
February         13.38  February      28.69  February       37.45  February      27.65  February     22.25  February     29.50
March            18.69  March         37.00  March          32.50  March         32.70  March        20.65  March        27.77
April            21.75  April         34.38  April          38.00  April         35.09  April        21.16  April        26.37
May              20.25  May           38.81  May            36.88  May           33.75  May          24.88  May          25.13
June             23.00  June          34.94  June           29.86  June          27.35  June         23.34  June         26.50
July             20.88  July          35.13  July           29.90  July          22.54  July         22.25  July         27.40
August           26.38  August        39.31  August         25.30  August        22.00  August       24.80  August       27.88
September        21.56  September     45.06  September      21.25  September     22.35  September    23.95  September    30.65
October          21.06  October       36.50  October        24.34  October       23.90  October      22.51
November         22.81  November      24.69  November       24.20  November      25.62  November     21.50
December         25.88  December      32.06  December       28.52  December      24.32  December     24.83

The closing price on October 20, 2004 was $30.43.



                            GRANT PRIDECO, INC. (GRP)

     Grant Prideco, Inc. is a manufacturer and supplier of products used for the exploration and production of oil and gas. Grant Prideco provides drill stem products, such as drill pipe, tubes and engineered connections, used for casing and sub-sea structures. Grant Prideco's drill stem products are used to drill oil and gas wells, while its premium connections and tubular products are used to complete oil and gas wells once they have been successfully drilled. Grant Prideco has manufacturing facilities located in the United States, Mexico, Canada, Europe and Asia and has sales, service and repair locations throughout the world.



              Closing               Closing              Closing               Closing             Closing             Closing
    1999       Price       2000      Price      2001      Price       2002      Price     2003      Price     2004      Price
-----------   --------  ----------  -------  ----------  --------  ----------  -------  ---------  -------  ---------  -------

January          *      January        *     January        21.13  January        9.45  January      10.65  January      13.60
February         *      February       *     February       18.27  February      12.51  February     12.12  February     15.17
March            *      March         18.88  March          17.20  March         13.68  March        12.06  March        15.50
April            *      April         19.25  April          20.00  April         16.00  April        11.41  April        15.25
May              *      May           23.25  May            22.52  May           15.00  May          13.95  May          15.51
June             *      June          25.00  June           17.49  June          13.60  June         11.75  June         18.46
July             *      July          20.13  July           13.57  July           9.99  July         10.75  July         18.89
August           *      August        23.50  August         10.46  August         9.81  August       11.60  August       18.27
September        *      September     21.94  September       6.09  September      8.54  September    10.19  September    20.49
October          *      October       18.56  October         9.09  October        9.66  October      11.34
November         *      November      14.13  November        8.85  November      10.23  November     11.65
December         *      December      21.94  December       11.50  December      11.64  December     13.02

The closing price on October 20, 2004 was $20.92.

                            HALLIBURTON COMPANY (HAL)

     Halliburton Company is an oilfield services company and a provider of engineering and construction services. The Company consists of two groups comprised of five business segments. Four segments, Drilling and Formation Evaluation, Fluids, Production Optimization and Landmark and Other Energy Services, constitute the Energy Services Group. The Engineering and Construction Group comprise the Company's fifth segment. Through the Energy Services Group, Halliburton provides a range of discrete and integrated products and services for the exploration, development and production of oil and gas. The Engineering and Construction Group provides a range of services to energy and industrial customers and governmental entities worldwide.



              Closing               Closing              Closing               Closing             Closing             Closing
    1999       Price       2000      Price      2001      Price       2002      Price     2003      Price     2004      Price
-----------   --------  ----------  -------  ----------  --------  ----------  -------  ---------  -------  ---------  -------

January          29.69  January       36.13  January        41.19  January       13.75  January      18.76  January      30.15
February         28.50  February      38.19  February       39.82  February      16.50  February     20.26  February     31.96
March            38.50  March         41.13  March          36.75  March         17.07  March        20.73  March        30.39
April            42.63  April         44.19  April          43.21  April         16.99  April        21.41  April        29.80
May              41.38  May           50.94  May            46.74  May           18.55  May          23.87  May          29.04
June             45.25  June          47.19  June           35.60  June          15.94  June         23.00  June         30.26
July             46.13  July          46.13  July           35.01  July          13.20  July         22.17  July         31.75
August           46.38  August        53.00  August         27.86  August        15.20  August       24.18  August       29.17
September        41.00  September     48.94  September      22.55  September     12.91  September    24.25  September    33.69
October          37.69  October       37.06  October        24.69  October       16.18  October      23.88
November         38.63  November      33.38  November       21.43  November      21.37  November     23.35
December         40.25  December      36.25  December       13.10  December      18.71  December     26.00

The closing price on October 20, 2004 was $34.62.



                         HANOVER COMPRESSOR COMPANY (HC)

     Hanover Compressor Company offers comprehensive natural gas compression and handling services and provides fabrication services and related equipment. In addition, Hanover Compressor designs, fabricates, and sells or rents equipment designed to heat, separate, dehydrate and measure crude oil and natural gas. Hanover also purchases and reconditions used gas compression units, power generation and treating facilities and production equipment, and often provides contract operations and related services for customers that prefer to own their production, gas treating, power generation or compression equipment.



              Closing               Closing              Closing               Closing             Closing             Closing
    1999       Price       2000      Price      2001      Price       2002      Price     2003      Price     2004      Price
-----------   --------  ----------  -------  ----------  --------  ----------  -------  ---------  -------  ---------  -------

January          11.97  January       19.81  January        38.37  January       15.60  January       9.33  January      12.47
February         10.94  February      23.47  February       37.50  February      17.55  February      8.09  February     12.12
March            13.25  March         28.44  March          31.70  March         17.99  March         6.50  March        12.09
April            14.34  April         29.13  April          36.40  April         18.85  April         8.41  April        12.30
May              13.88  May           29.34  May            36.99  May           13.08  May          11.24  May          10.47
June             16.06  June          38.00  June           33.09  June          13.50  June         11.30  June         11.90
July             18.31  July          34.13  July           33.47  July           8.81  July          9.59  July         11.74
August           17.97  August        31.75  August         25.26  August        11.30  August       10.38  August       11.53
September        15.91  September     32.94  September      21.64  September      8.30  September     9.90  September    13.45
October          18.50  October       32.63  October        27.58  October       10.49  October      10.60
November         17.13  November      30.69  November       25.87  November      11.48  November      9.52
December         18.88  December      44.56  December       25.26  December       9.18  December     11.15

The closing price on October 20, 2004 was $13.35.

                          NABORS INDUSTRIES, INC. (NBR)

     Nabors Industries, Inc. conducts oil, gas and geothermal land drilling operations worldwide. Nabors provides drilling, well overhaul, well servicing, and related services. Nabors provides ancillary well-site services, including oilfield management, engineering, transportation, maintenance, drilling instrumentation systems, rig-reporting software and other support services.



              Closing               Closing              Closing               Closing             Closing             Closing
    1999       Price       2000      Price      2001      Price       2002      Price     2003      Price     2004      Price
-----------   --------  ----------  -------  ----------  --------  ----------  -------  ---------  -------  ---------  -------

January          12.50  January       29.63  January        59.01  January       31.31  January      36.85  January      44.00
February         11.50  February      35.88  February       56.70  February      35.47  February     39.65  February     47.35
March            18.19  March         38.81  March          51.84  March         42.25  March        39.87  March        45.75
April            20.50  April         39.44  April          59.62  April         45.55  April        39.20  April        44.36
May              20.00  May           43.00  May            50.85  May           43.90  May          45.08  May          41.40
June             24.38  June          41.56  June           37.20  June          35.30  June         39.53  June         45.22
July             23.31  July          41.63  July           29.30  July          30.52  July         35.80  July         46.50
August           27.00  August        47.56  August         24.52  August        33.02  August       40.15  August       44.10
September        25.00  September     52.40  September      20.97  September     32.75  September    37.26  September    47.35
October          22.69  October       50.90  October        30.74  October       34.97  October      37.80
November         26.56  November      43.94  November       31.50  November      35.40  November     37.12
December         30.94  December      59.15  December       34.33  December      35.27  December     41.50

The closing price on October 20, 2004 was $49.19.



                          NATIONAL-OILWELL, INC. (NOI)

     National-Oilwell, Inc. designs, manufactures and sells comprehensive systems and components used in oil and gas drilling. The Company also offers supply chain integration services to the oil and gas industry. National-Oilwell manufactures and sells drilling systems and components for both land and offshore drilling rigs, as well as complete land drilling and well servicing rigs. National-Oilwell also designs and produces control and data acquisition systems for drilling-related operations and automated and remotely controlled machinery for drilling rigs, and manufactures drilling motors, drilling jars and specialized drilling tools for rent and sale. National-Oilwell offers its services through its network of distribution centers that provide procurement, inventory management and logistics services.



              Closing               Closing              Closing               Closing             Closing             Closing
    1999       Price       2000      Price      2001      Price       2002      Price     2003      Price     2004      Price
-----------   --------  ----------  -------  ----------  --------  ----------  -------  ---------  -------  ---------  -------

January           9.75  January       18.75  January        36.49  January       19.05  January      20.43  January      25.71
February          8.88  February      24.25  February       36.20  February      20.91  February     22.50  February     29.71
March            11.56  March         30.88  March          34.63  March         25.33  March        22.39  March        28.28
April            13.00  April         23.94  April          39.55  April         26.57  April        20.99  April        27.92
May              12.06  May           26.00  May            34.50  May           25.54  May          24.32  May          27.68
June             14.00  June          32.88  June           26.80  June          21.05  June         22.00  June         31.49
July             15.94  July          33.00  July           19.00  July          17.28  July         18.40  July         33.45
August           17.00  August        34.69  August         15.54  August        18.92  August       19.58  August       29.90
September        16.44  September     31.25  September      14.50  September     19.38  September    18.14  September    33.86
October          13.56  October       29.25  October        18.52  October       20.85  October      19.07
November         14.25  November      31.88  November       16.74  November      21.75  November     19.24
December         15.69  December      38.68  December       20.61  December      21.84  December     22.36

The closing price on October 20, 2004 was $33.35.

                             NOBLE CORPORATION (NE)

     Noble Corporation is a provider of diversified services for the oil and gas industry. Noble performs contract-drilling services through its offshore drilling units located in various markets throughout the world. Noble also provides labor contract drilling services, well site and project management services and engineering services.



              Closing               Closing              Closing               Closing             Closing             Closing
    1999       Price       2000      Price      2001      Price       2002      Price     2003      Price     2004      Price
-----------   --------  ----------  -------  ----------  --------  ----------  -------  ---------  -------  ---------  -------

January          13.40  January       29.31  January        45.12  January       31.97  January      34.28  January      37.10
February         12.13  February      36.00  February       46.55  February      35.23  February     36.30  February     40.60
March            17.38  March         41.38  March          46.16  March         41.39  March        31.42  March        38.42
April            19.63  April         39.94  April          48.50  April         43.35  April        30.95  April        37.16
May              18.13  May           43.38  May            42.70  May           42.82  May          35.66  May          34.46
June             19.69  June          41.19  June           32.75  June          38.60  June         34.30  June         37.89
July             22.69  July          43.56  July           30.69  July          32.40  July         32.87  July         38.72
August           24.63  August        48.50  August         27.20  August        31.07  August       36.18  August       40.22
September        21.88  September     50.25  September      24.00  September     31.00  September    33.99  September    44.95
October          22.19  October       41.56  October        30.55  October       32.32  October      34.33
November         27.88  November      28.81  November       29.50  November      33.95  November     34.58
December         32.75  December      43.44  December       34.04  December      35.15  December     35.78

The closing price on October 20, 2004 was $46.28.



                           ROWAN COMPANIES, INC. (RDC)

     Rowan Companies, Inc. provides international and domestic contract drilling and aviation services. The Company also operates a mini-steel mill, a manufacturing facility that produces heavy equipment and a drilling products group designs and builds mobile offshore jack-up drilling rigs. Rowan provides its contract drilling services primarily in the Gulf of Mexico, the North Sea, eastern Canada, Texas and Louisiana. Rowan's mini-steel mill recycles scrap and produces steel plate, and it's manufacturing operation produces heavy equipment for the mining, timber and transportation industries. Rowan's aviation operations provide contract and charter aviation services principally in Alaska, Louisiana, Texas and the western United States.



              Closing               Closing              Closing               Closing             Closing             Closing
    1999       Price       2000      Price      2001      Price       2002      Price     2003      Price     2004      Price
-----------   --------  ----------  -------  ----------  --------  ----------  -------  ---------  -------  ---------  -------

January           8.81  January       22.69  January        27.30  January       18.03  January      20.63  January      22.88
February          8.63  February      24.88  February       28.55  February      18.65  February     19.63  February     23.50
March            12.69  March         29.44  March          27.50  March         23.04  March        19.66  March        21.09
April            16.00  April         27.94  April          33.19  April         25.38  April        20.50  April        22.30
May              16.88  May           31.06  May            29.93  May           25.70  May          23.94  May          21.98
June             18.25  June          30.38  June           22.10  June          21.45  June         22.40  June         24.33
July             18.81  July          25.25  July           19.24  July          19.57  July         21.95  July         24.42
August           18.63  August        31.00  August         15.55  August        20.58  August       25.04  August       24.32
September        16.25  September     29.00  September      12.39  September     18.64  September    24.58  September    26.40
October          15.63  October       25.19  October        16.89  October       20.39  October      23.95
November         17.13  November      19.88  November       16.34  November      21.30  November     21.17
December         21.69  December      27.00  December       19.37  December      22.70  December     23.17

The closing price on October 20, 2004 was $26.65.

                             SCHLUMBERGER LTD. (SLB)

     Schlumberger Limited consists of three businesses segments: Schlumberger Oilfield Services, WesternGeco and SchlumbergerSema. Schlumberger Oilfield Services is a provider of exploration and production services, solutions and technology to the international petroleum industry, including pressure pumping, integrated project management, and advanced software and information technology infrastructure services. WesternGeco, a surface seismic company, is operated and jointly owned with Baker Hughes. SchlumbergerSema provides information technology solutions to the telecommunications, utility, finance, transport and public sectors, and its capabilities include consulting, systems integration and managed services. On January 29, 2004 SchlumbergerSema was sold to Atos Origin.



              Closing               Closing              Closing               Closing             Closing             Closing
    1999       Price       2000      Price      2001      Price       2002      Price     2003      Price     2004      Price
-----------   --------  ----------  -------  ----------  --------  ----------  -------  ---------  -------  ---------  -------

January          47.63  January       61.06  January        76.80  January       56.39  January      37.70  January      61.18
February         48.56  February      73.86  February       63.75  February      58.21  February     41.61  February     64.49
March            60.19  March         76.50  March          57.61  March         58.82  March        38.01  March        63.85
April            63.88  April         76.56  April          66.30  April         54.75  April        41.93  April        58.53
May              60.19  May           73.56  May            63.03  May           51.64  May          48.62  May          57.17
June             63.69  June          74.63  June           52.65  June          46.50  June         47.57  June         63.51
July             60.56  July          73.92  July           53.75  July          42.92  July         45.07  July         64.32
August           66.69  August        85.33  August         49.00  August        43.21  August       49.51  August       61.80
September        62.31  September     82.31  September      45.70  September     38.46  September    48.40  September    67.31
October          60.56  October       76.13  October        48.42  October       40.11  October      46.97
November         60.06  November      62.00  November       48.01  November      44.25  November     46.92
December         56.13  December      79.94  December       54.95  December      42.09  December     54.72

The closing price on October 20, 2004 was $66.80.



                         SMITH INTERNATIONAL, INC. (SII)

     Smith International, Inc. supplies products and services to the worldwide oil and gas exploration and production industry, the petrochemical industry, and other industries throughout the world. The Company operates in two segments:
Oilfield Products and Services, comprised of M-I SWACO, Smith Technologies and Smith Services, and Distribution, consisting of Wilson, which markets pipe, valves and fittings to energy and industrial markets. Smith International's products include drilling and completion fluid systems, solids-control equipment, waste-management services, three-cone and diamond drill bits, fishing services, drilling tools, underreamers, casing exit and multilateral systems, packers and liner hangers. Smith International also offers engineering services designed to optimize drilling operations and the use of its products. Smith International also operates a supply-chain network that provides well maintenance products.



              Closing               Closing              Closing               Closing             Closing             Closing
    1999       Price       2000      Price      2001      Price       2002      Price     2003      Price     2004      Price
-----------   --------  ----------  -------  ----------  --------  ----------  -------  ---------  -------  ---------  -------

January          12.66  January       25.66  January        38.05  January       27.52  January      31.84  January      48.46
February         12.25  February      31.34  February       37.80  February      32.33  February     34.86  February     50.67
March            20.00  March         38.75  March          35.10  March         33.88  March        35.23  March        53.51
April            22.44  April         38.00  April          40.60  April         35.03  April        35.56  April        54.75
May              21.62  May           39.53  May            38.85  May           36.69  May          40.89  May          49.93
June             21.72  June          36.41  June           30.17  June          34.10  June         36.74  June         55.76
July             21.66  July          35.69  July           27.20  July          31.61  July         35.84  July         58.28
August           23.34  August        39.75  August         23.20  August        32.45  August       39.09  August       56.98
September        20.25  September     40.78  September      18.20  September     29.31  September    35.98  September    60.73
October          17.28  October       35.25  October        23.65  October       31.26  October      37.23
November         19.94  November      29.03  November       22.63  November      34.00  November     37.54
December         24.84  December      37.28  December       26.81  December      32.62  December     41.52

The closing price on October 20, 2004 was $60.96.

                              TIDEWATER INC. (TDW)

     Tidewater Inc. provides services and equipment to the offshore energy industry through its offshore service vessels. Tidewater provides services supporting all phases of offshore exploration, development and production including: towing of and anchor-handling of mobile drilling rigs and equipment, transporting supplies and personnel necessary to sustain drilling, workover and production activities, assisting in offshore construction activities, and a variety of specialized services including pipe laying, cable laying and 3-D seismic work. Tidewater's fleet is deployed in most of the major offshore oil and gas areas of the world.



              Closing               Closing              Closing               Closing             Closing             Closing
    1999       Price       2000      Price      2001      Price       2002      Price     2003      Price     2004      Price
-----------   --------  ----------  -------  ----------  --------  ----------  -------  ---------  -------  ---------  -------

January          21.50  January       28.44  January        47.85  January       34.25  January      29.10  January      32.05
February         18.88  February      28.31  February       48.70  February      38.98  February     30.62  February     33.23
March            25.88  March         31.81  March          45.20  March         42.35  March        28.72  March        28.13
April            26.50  April         29.75  April          46.87  April         43.50  April        26.90  April        28.21
May              25.75  May           38.88  May            46.91  May           40.75  May          33.02  May          27.64
June             30.50  June          36.00  June           37.70  June          32.92  June         29.37  June         29.80
July             33.06  July          32.13  July           35.24  July          26.92  July         26.70  July         30.35
August           32.50  August        40.38  August         31.11  August        28.50  August       28.72  August       29.18
September        25.50  September     45.50  September      26.69  September     26.99  September    28.30  September    32.55
October          30.00  October       46.19  October        30.22  October       28.17  October      27.41
November         31.94  November      40.50  November       28.50  November      30.93  November     27.61
December         36.00  December      44.38  December       33.90  December      31.10  December     29.88

The closing price on October 20, 2004 was $32.75.



                              TRANSOCEAN INC. (RIG)

     Transocean Inc. is an international provider of offshore and inland marine contract drilling services for oil and gas exploration, development and production. Transocean consists of two business segments: the Transocean Drilling segment, formerly the International and U.S. Floater Contract Drilling Services business segment and the TODCO segment, formerly the Gulf of Mexico Shallow and Inland Water business segment. Transocean contracts drilling rigs, related equipment and work crews to drill oil and gas wells. Transocean specializes in technically demanding segments of the offshore drilling business, with a focus on deepwater and harsh environment drilling services. Transocean also provides management of third-party well service activities.



              Closing               Closing              Closing               Closing             Closing             Closing
    1999       Price       2000      Price      2001      Price       2002      Price     2003      Price     2004      Price
-----------   --------  ----------  -------  ----------  --------  ----------  -------  ---------  -------  ---------  -------

January          25.56  January       31.81  January        45.45  January       30.64  January      22.77  January      26.94
February         20.63  February      39.44  February       48.13  February      28.01  February     22.70  February     29.48
March            28.81  March         51.31  March          43.35  March         33.25  March        20.45  March        27.89
April            29.69  April         47.00  April          54.28  April         35.50  April        19.05  April        27.77
May              24.63  May           49.19  May            53.45  May           38.17  May          23.37  May          26.73
June             26.25  June          53.44  June           41.25  June          31.15  June         21.97  June         28.94
July             30.69  July          49.50  July           32.29  July          25.50  July         19.57  July         28.40
August           33.84  August        59.75  August         28.90  August        24.50  August       21.12  August       30.70
September        30.63  September     58.63  September      26.40  September     20.80  September    20.00  September    35.78
October          27.25  October       53.00  October        30.15  October       21.98  October      19.19
November         28.19  November      39.88  November       28.30  November      24.30  November     19.38
December         33.69  December      46.00  December       33.82  December      23.20  December     24.01

The closing price on October 20, 2004 was $36.20.

                      WEATHERFORD INTERNATIONAL, INC. (WFT)

     Weatherford International, Inc. provides equipment and services used for the drilling, completion and production of oil and natural gas wells. Weatherford's Drilling and Intervention Services Division provides products and services used by oil and gas companies, drilling contractors and other service companies to explore, drill for and produce oil and natural gas. The principal products and services provided by this division are drilling systems, well installation services, cementing products and underbalanced drilling. Weatherford's Completion Systems Division focuses exclusively on providing its customers with a comprehensive offering of completion products, as well as engineered and integrated completion systems for oil and gas fields. Weatherford International also offers artificial lift systems for raising well reservoir pressure, and it continues to develop its own proprietary electrical submersible pumping units.



              Closing               Closing              Closing               Closing             Closing             Closing
    1999       Price       2000      Price      2001      Price       2002      Price     2003      Price     2004      Price
-----------   --------  ----------  -------  ----------  --------  ----------  -------  ---------  -------  ---------  -------

January          17.69  January       37.56  January        48.88  January       38.49  January      37.16  January      40.32
February         17.00  February      45.00  February       52.03  February      46.10  February     40.04  February     44.80
March            26.13  March         58.50  March          49.35  March         47.63  March        37.77  March        42.03
April            33.88  April         40.63  April          58.23  April         49.87  April        40.23  April        43.48
May              33.00  May           43.06  May            56.37  May           50.35  May          45.35  May          41.51
June             36.63  June          39.81  June           48.00  June          43.20  June         41.90  June         44.98
July             39.19  July          40.06  July           42.15  July          40.56  July         36.27  July         46.78
August           35.63  August        46.94  August         33.27  August        40.84  August       37.58  August       46.34
September        32.00  September     43.00  September      25.51  September     37.14  September    37.78  September    51.62
October          33.88  October       36.50  October        34.23  October       40.04  October      34.75
November         34.94  November      33.31  November       33.47  November      40.34  November     32.78
December         39.94  December      47.25  December       37.26  December      39.93  December     36.00

The closing price on October 20, 2004 was $51.60.

                                     [LOGO]















                        1,000,000,000 Depositary Receipts

                           Oil Service HOLDRS(SM) Trust







                       -----------------------------------

                                   PROSPECTUS

                       -----------------------------------



                                October 25, 2004